UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant:              Vanguard Specialized Funds

Address of Registrant:          P.O. Box 2600

     Valley Forge, PA 19482

Name and address of agent for service:            Anne E. Robinson, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2021—January 31, 2022

Item 1: Reports to Shareholders

Annual Report   |   January 31, 2022
Vanguard Energy Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, Vanguard Energy Fund returned more than 36% for both Investor and Admiral Shares. It outpaced its benchmark, which returned slightly more than 30%.
•	The fund invests in large- and mid-capitalization stocks of companies in traditional energy segments, such as oil and natural gas; newer segments, such as geothermal and solar power; and industries associated with energy and related products worldwide. It uses a bottom-up approach, in which stocks are chosen based on company fundamentals, management track record, and security valuation.
•	The fund benefited from an overweight to oil and gas exploration and production, selection in oil and gas refining and marketing, and selection in electric utilities. Performance was held back somewhat by selection in integrated oil and gas companies and multi-utilities, as well as an underweight position in oil and gas equipment services. Among markets, selection in Europe and an underweight to stocks in the Pacific region helped the most.
•	For the decade ended January 31, 2022, the fund produced an average annual return of –0.35% for Admiral Shares and –0.43% for Investor Shares, compared with the –1.60% return of its expense-free benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

Advisor’s Report
Investment Strategy
Vanguard Energy Fund focuses on long-term total return through exposure to diversified energy companies. We believe that the future of energy will become increasingly carbon-free and therefore take a comprehensive approach to defining opportunities in the evolving sector.
Our custom energy and utilities benchmark, which is meant to represent the breadth of this opportunity, is comprised of the real-time weighting of the energy and utility sectors in the MSCI All Country World Energy Index. We invest in a diverse set of subindustries, including integrated oil, oil and gas exploration and production (E&P), refining and marketing, energy equipment and services, electric networks, natural gas networks, and independent, renewable power. Our portfolio represents the energy sector as a whole, though the weightings of the underlying subindustries reflect the relative attractiveness of stocks within them.
Investment environment
Global equities performed strongly during the twelve months ended January 31, 2022. As a group, stocks in our custom energy and utilities benchmark outpaced the broader-market MSCI All Country World Index.
Over the course of 2021, energy prices recovered strongly from record-low levels earlier in the pandemic. Improving energy demand was met by an undersupplied market, leading to low and declining oil and gas inventories.
While demand is approaching pre-pandemic levels, oil producer discipline is intact. OPEC-plus countries continue to manage the market very carefully, while U.S. producers have turned to favoring returns over production growth. This dynamic remains in place heading into the first half of 2022, with the added prospect of OPEC spare capacity approaching constrained levels.
Natural gas also managed to post strong returns for the year amid a global gas shortage. This was felt most acutely in Europe, where gas prices rose as weather turned colder in a time of tight supply, exacerbated by rising tensions between the European Union and Russia.
Following a weak start to 2021, utilities recovered in the fourth quarter as the market adopted a more “risk-off” posture. The sector is still in the early stages of a multi-decade tailwind driving the world to a lower-carbon energy system. We are excited by the growth and value creation opportunities this is likely to present for decades to come.
Our successes and shortfalls
Our portfolio returned 36.33% net of fees and expenses for Investor Shares and surpassed the benchmark return of 30.08% for the fiscal year. Security selection and sector allocation decisions both contributed.
Our overweight to E&P companies boosted performance as the subsector

2

rose primarily because of strong oil prices. Overweights to ConocoPhillips and Pioneer Natural Resources added the most value, while not owning Exxon or Chevron detracted the most. Strong stock selection in utilities also helped.
ConocoPhillips is a large-capitalization U.S. E&P company with an enhanced focus on returning cash to shareholders. Shares rose in the third quarter of 2021 on news that the firm had purchased all of Royal Dutch Shell’s Permian Basin assets at a favorable price. The all-cash acquisition makes ConocoPhillips the second-largest producer in the world’s top shale basin, after having also purchased Concho Resources earlier in 2021. In addition to its focus on returning capital to shareholders, ConocoPhillips’s strong decarbonization plans make it perhaps the most credible U.S. exploration and production company in addressing carbon emissions.
Pioneer Natural Resources, also one of the largest Permian Basin oil and gas producers, continues to look relatively inexpensive on earnings and free cash flow, and we expect augmented capital returns in the current oil and gas price environment. Pioneer also retains its strong balance sheet and possesses a lower breakeven, along with a robust growth portfolio compared to its peers.
Not owning Exxon and Chevron weighed on relative performance over the period as both stocks surged because of higher oil prices. Nevertheless, we still prefer the European majors (Total, Shell, and BP) to the U.S. leaders (Exxon and Chevron) for three reasons: The European firms currently offer more attractive valuations, lower dividend payout ratios, and more explicit strategies attempting to address the energy transition.
We are particularly bullish on Shell because of its leadership position in liquefied natural gas and strong customer-facing businesses. Currently, Shell offers superior valuation coupled with the lowest forward-looking dividend payout ratio and the highest free cash flow yield after dividends. Because Shell’s balance sheet is in a relatively strong position, we expect significant share buybacks in 2022.
The fund’s positioning
We are cautiously optimistic about energy equities in the short to medium term. While the pace and shape of the global economic recovery are still uncertain, we believe that oil fundamentals will be quite strong through 2022, offering a supportive backdrop for energy equities.
This optimism is fueled by our belief that oil supply will remain constrained over the next six months, assuming ongoing discipline from OPEC and producers driven by environmental, social, and governance considerations and the push for shareholder returns. We believe this muted supply response raises the probability that the equilibrium oil price may be higher than previously anticipated, even if prices come down from their elevated levels.
For these reasons, we have overweight positions in the European oil majors. We also see value in some of the gas-heavy
3

North American E&Ps, notably Chesapeake Energy, Coterra Energy, and ARC Resources.
Utilities underperformed other parts of the energy value chain over the course of 2021. This created attractive entry points to add to integrated utility companies that will benefit from demand growth for renewables and the push toward electrification. These opportunities exist globally, and our exposures come in decreasing order of importance from the U.S., Europe, and emerging-market utilities.
We continue to believe that the portfolio’s broad energy exposure can deliver the most favorable long-term risk-reward by capturing both the cyclical benefits in oil and gas supply-demand and exposure to the increasingly decarbonized and electrified energy system of the future.
G. Thomas Levering,
Senior Managing Director,
Global Industry Analyst
Wellington Management Company llp
February 13, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Energy Fund
Investor Shares	$1,000.00	$1,203.40	$2.39
Admiral™ Shares	1,000.00	1,203.90	1.94
Based on Hypothetical 5% Yearly Return
Energy Fund
Investor Shares	$1,000.00	$1,023.04	$2.19
Admiral Shares	1,000.00	1,023.44	1.79
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Energy Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Energy Fund Investor Shares	36.33%	-1.28%	-0.43%	$9,583
Spliced Energy Index	30.08	-1.90	-1.60	8,511
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306
Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index through October 20, 2020; MSCI All Country World Energy + Utilities Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Energy Fund Admiral Shares	36.43%	-1.20%	-0.35%	$48,257
Spliced Energy Index	30.08	-1.90	-1.60	42,556
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	201,531
See Financial Highlights for dividend and capital gains information.
7

Energy Fund
Fund Allocation
As of January 31, 2022
United States	50.0%
United Kingdom	16.4
France	10.2
Canada	5.5
Italy	3.7
Norway	3.0
Spain	2.5
Russia	2.5
India	2.0
Germany	1.5
China	1.4
Brazil	1.3
The table reflects the fund’s investments, except for short-term investments.
8

Energy Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.4%)
Brazil (1.3%)
	Petroleo Brasileiro SA	10,656,462	70,781
Canada (5.4%)
	Enbridge Inc.	3,560,761	150,537
	TC Energy Corp. (XTSE)	1,124,291	58,070
	TC Energy Corp.	815,801	42,126
	ARC Resources Ltd.	1,723,311	20,186
	Cenovus Energy Inc.	1,238,390	18,019
			288,938
China (1.4%)
[1]	China Yangtze Power Co. Ltd. GDR	1,341,436	46,282
	China Gas Holdings Ltd.	17,743,118	30,145
			76,427
France (10.0%)
	TotalEnergies SE	3,977,502	226,190
	Engie SA (XPAR)	12,817,112	197,150
	TotalEnergies SE ADR	2,042,263	116,001
			539,341
Germany (1.4%)
	RWE AG	1,827,322	77,081
India (2.0%)
	Power Grid Corp. of India Ltd.	36,955,535	107,108
Italy (3.6%)
	Enel SpA	15,667,258	120,585
	Tenaris SA	6,185,173	75,502
			196,087
Norway (2.9%)
	Equinor ASA	5,452,142	150,304
	Equinor ASA ADR	293,643	8,090
			158,394
Russia (2.5%)
	LUKOIL PJSC ADR	1,472,435	131,857
Spain (2.5%)
	Iberdrola SA (XMAD)	11,428,189	131,025
*	Iberdrola SA	190,469	2,174
			133,199
		Shares	Market Value• ($000)
United Kingdom (16.2%)
	Shell plc (XLON)	11,592,210	297,789
	BP plc	39,741,896	206,019
	Royal Dutch Shell plc Class A ADR	3,474,862	178,608
	National Grid plc	8,628,490	126,260
	BP plc ADR	1,414,614	43,740
	Royal Dutch Shell plc Class B ADR	361,331	18,572
			870,988
United States (49.2%)
	ConocoPhillips	4,306,591	381,650
	Marathon Petroleum Corp.	3,783,358	271,456
	Pioneer Natural Resources Co.	1,183,637	259,086
	Exelon Corp.	3,741,324	216,810
	Duke Energy Corp.	1,739,083	182,708
	NextEra Energy Inc.	1,988,805	155,366
	Southern Co.	2,072,745	144,035
	Coterra Energy Inc.	6,544,697	143,329
	FirstEnergy Corp.	3,310,844	138,923
	American Electric Power Co. Inc.	1,304,569	117,933
	Sempra Energy (XNYS)	793,662	109,652
	Edison International	1,734,019	108,879
	Hess Corp.	1,033,009	95,336
	Williams Cos. Inc.	3,130,409	93,725
	Chesapeake Energy Corp.	1,129,631	77,007
	CenterPoint Energy Inc.	2,509,983	71,183
	Avangrid Inc.	1,098,809	51,336
	Schlumberger NV	676,292	26,423
			2,644,837
Total Common Stocks (Cost $3,969,800)			5,295,038
Temporary Cash Investments (1.6%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund 0.120%	862	86
9

Energy Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (1.6%)
RBS Securities Inc., 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $86,100,000, collateralized by U.S. Treasury Note/Bond 0.750%, 11/15/24, with a value of $87,822,000)	86,100	86,100
Total Temporary Cash Investments (Cost $86,186)		86,186
Total Investments (100.0%) (Cost $4,055,986)		5,381,224
Other Assets and Liabilities—Net (0.0%)		(2,172)
Net Assets (100%)		5,379,052
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, the aggregate value was $46,282,000, representing 0.9% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Energy Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,055,900)	5,381,138
Affiliated Issuers (Cost $86)	86
Total Investments in Securities	5,381,224
Investment in Vanguard	158
Foreign Currency, at Value (Cost $190)	188
Receivables for Accrued Income	1,100
Receivables for Capital Shares Issued	10,776
Total Assets	5,393,446
Liabilities
Due to Custodian	1,164
Payables to Investment Advisor	2,554
Payables for Capital Shares Redeemed	6,024
Payables to Vanguard	432
Deferred Foreign Capital Gains Taxes	4,220
Total Liabilities	14,394
Net Assets	5,379,052
At January 31, 2022, net assets consisted of:

Paid-in Capital	4,741,455
Total Distributable Earnings (Loss)	637,597
Net Assets	5,379,052

Investor Shares—Net Assets
Applicable to 42,533,793 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,771,003
Net Asset Value Per Share—Investor Shares	$41.64

Admiral Shares—Net Assets
Applicable to 46,185,650 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,608,049
Net Asset Value Per Share—Admiral Shares	$78.12

See accompanying Notes, which are an integral part of the Financial Statements.
11

Energy Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends[1]	193,465
Interest[2]	16
Securities Lending—Net	393
Total Income	193,874
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,205
Performance Adjustment	820
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,520
Management and Administrative—Admiral Shares	4,687
Marketing and Distribution—Investor Shares	131
Marketing and Distribution—Admiral Shares	156
Custodian Fees	190
Auditing Fees	32
Shareholders’ Reports—Investor Shares	65
Shareholders’ Reports—Admiral Shares	47
Trustees’ Fees and Expenses	6
Total Expenses	16,859
Net Investment Income	177,015
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	116,458
Foreign Currencies	(188)
Realized Net Gain (Loss)	116,270
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	1,155,642
Foreign Currencies	(55)
Change in Unrealized Appreciation (Depreciation)	1,155,587
Net Increase (Decrease) in Net Assets Resulting from Operations	1,448,872
1	Dividends are net of foreign withholding taxes of $13,445,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $9,000, and ($10,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $3,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $3,986,000.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Energy Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	177,015	206,416
Realized Net Gain (Loss)	116,270	(760,369)
Change in Unrealized Appreciation (Depreciation)	1,155,587	(860,242)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,448,872	(1,414,195)
Distributions
Investor Shares	(57,404)	(58,294)
Admiral Shares	(119,222)	(124,849)
Total Distributions	(176,626)	(183,143)
Capital Share Transactions
Investor Shares	(14,569)	29,241
Admiral Shares	7,935	(498,823)
Net Increase (Decrease) from Capital Share Transactions	(6,634)	(469,582)
Total Increase (Decrease)	1,265,612	(2,066,920)
Net Assets
Beginning of Period	4,113,440	6,180,360
End of Period	5,379,052	4,113,440

See accompanying Notes, which are an integral part of the Financial Statements.
13

Energy Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.66	$43.28	$47.85	$55.62	$52.70
Investment Operations
Net Investment Income[1]	1.364	1.449	1.519	1.300	1.477[2]
Net Realized and Unrealized Gain (Loss) on Investments	10.019	(11.669)	(4.524)	(7.788)	3.035
Total from Investment Operations	11.383	(10.220)	(3.005)	(6.488)	4.512
Distributions
Dividends from Net Investment Income	(1.403)	(1.400)	(1.565)	(1.282)	(1.592)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.403)	(1.400)	(1.565)	(1.282)	(1.592)
Net Asset Value, End of Period	$41.64	$31.66	$43.28	$47.85	$55.62
Total Return[3]	36.33%	-23.55%	-6.55%	-11.48%	8.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,771	$1,363	$1,793	$2,265	$2,968
Ratio of Total Expenses to Average Net Assets[4]	0.41%	0.37%	0.32%	0.37%	0.38%
Ratio of Net Investment Income to Average Net Assets	3.68%	4.49%	3.20%	2.42%	2.86%[2]
Portfolio Turnover Rate	14%	55%	48%	31%	24%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.342 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of General Electric Co. and Baker Hughes Inc. in July 2017.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.02%), (0.06%), (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Energy Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$59.39	$81.18	$89.77	$104.35	$98.88
Investment Operations
Net Investment Income[1]	2.615	2.787	2.926	2.511	2.815[2]
Net Realized and Unrealized Gain (Loss) on Investments	18.794	(21.903)	(8.512)	(14.600)	5.730
Total from Investment Operations	21.409	(19.116)	(5.586)	(12.089)	8.545
Distributions
Dividends from Net Investment Income	(2.679)	(2.674)	(3.004)	(2.491)	(3.075)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.679)	(2.674)	(3.004)	(2.491)	(3.075)
Net Asset Value, End of Period	$78.12	$59.39	$81.18	$89.77	$104.35
Total Return[3]	36.43%	-23.47%	-6.50%	-11.40%	8.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,608	$2,751	$4,388	$5,606	$6,796
Ratio of Total Expenses to Average Net Assets[4]	0.33%	0.29%	0.24%	0.29%	0.30%
Ratio of Net Investment Income to Average Net Assets	3.76%	4.60%	3.28%	2.50%	2.94%[2]
Portfolio Turnover Rate	14%	55%	48%	31%	24%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.643 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of General Electric Co. and Baker Hughes Inc. in July 2017.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.02%), (0.06%), (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Energy Fund
Notes to Financial Statements
Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that,
16

Energy Fund
in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
17

Energy Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the MSCI ACWI Energy Index for periods prior to October 21, 2020, and to the fund’s current benchmark MSCI ACWI Energy + Utilities Index, beginning October 21, 2020, for the preceding three years. The benchmark change will be fully phased in by October 2023. For the year ended January 31, 2022, the investment advisory fee paid represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of of $820,000 (0.02%) based on performance.
18

Energy Fund
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $158,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,004,556	—	—	3,004,556
Common Stocks—Other	346,439	1,944,043	—	2,290,482
Temporary Cash Investments	86	86,100	—	86,186
Total	3,351,081	2,030,143	—	5,381,224
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
19

Energy Fund
The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,351
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(690,633)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,318,879
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	176,626	183,143
Long-Term Capital Gains	—	—
Total	176,626	183,143
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,058,117
Gross Unrealized Appreciation	1,419,873
Gross Unrealized Depreciation	(96,766)
Net Unrealized Appreciation (Depreciation)	1,323,107
F.	During the year ended January 31, 2022, the fund purchased $646,080,000 of investment securities and sold $679,456,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	433,225	11,662	535,390	17,354
Issued in Lieu of Cash Distributions	53,100	1,381	54,076	1,741
Redeemed	(500,894)	(13,551)	(560,225)	(17,474)
Net Increase (Decrease)—Investor Shares	(14,569)	(508)	29,241	1,621
20

Energy Fund
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	851,809	12,163	1,087,853	18,878
Issued in Lieu of Cash Distributions	105,042	1,455	110,803	1,906
Redeemed	(948,916)	(13,745)	(1,697,479)	(28,520)
Net Increase (Decrease)—Admiral Shares	7,935	(127)	(498,823)	(7,736)
H.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Energy Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Special 2021 tax information (unaudited) for Vanguard Energy Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For corporate shareholders, 47.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The fund distributed $176,627,000 of qualified dividend income to shareholders during the fiscal year.
23

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City
(business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q510 032022

Annual Report  |  January 31, 2022
Vanguard Global Capital Cycles Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Global Capital Cycles Fund returned 21.74% for the 12 months ended January 31, 2022, outpacing its performance benchmark, the S&P Global BMI Metals & Mining 25% Weighted Index, which returned 11.68%.
•	The global economy continued to heal over the period. Vaccination rates rose, economies reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged, and many central banks adopted less accommodative monetary stances. Stocks finished the period up significantly, with the United States and Europe outpacing the Pacific region and emerging markets.
•	Returns were positive in nine of the 11 sectors the portfolio invests in. Strong selection in materials and a favorable allocation to energy contributed most to returns compared with the benchmark. Information technology holdings were the biggest net detractors.
•	Stocks of companies in Europe and emerging markets, notably those in the United Kingdom and India, contributed most. North American and Pacific region stocks also added to returns.
•	Over the decade ended January 31, 2022, the fund’s average annual return lagged that of its spliced benchmark index by more than 3.5 percentage points.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

Advisor’s Report
For the 12 months ended January 31, 2022, Vanguard Global Capital Cycles Fund returned 21.74%, net of fees and expenses, outperforming the 11.68% return of the S&P Global BMI Metals & Mining 25% Weighted Index.
The investment environment
In the first half of 2021, global equities advanced amid the accelerating rollout of vaccines and support from governments and central banks. Surging commodity prices, global supply chain disruptions, and stimulus-powered economic growth continued to drive inflation expectations higher.
The decline in COVID-19 cases that followed came to a halt with the spread of the delta variant, disrupting plans to lift lockdowns. In the third quarter, global equities fell for the first time in six quarters. Mounting inflation forced many emerging-market countries to raise interest rates. China’s regulatory crackdown on private education businesses pummeled shares of Chinese technology stocks.
Global equities rebounded in the fourth quarter. However, volatility spiked as the omicron variant proliferated. In response to inflation pressures, many central bank policymakers in developed markets began unwinding their stimulus measures. The Bank of England was the first major central bank to hike its policy rate, while the U.S. Federal Reserve announced it would end its asset purchase program in March 2022. In January, global equities fell sharply as inflation continued to rise, prompting investors to project up to five rate hikes by the Fed in 2022.
The fund’s successes
Both security selection and sector allocation contributed to the fund’s relative outperformance in aggregate for the 12 months. In particular, strong security selection in materials (Anglo American, Glencore), energy (Kazatomprom, Viper Energy Partners), and financials (Bank of America, Intact Financial) contributed to performance. An overweight allocation to energy and an underweight to consumer discretionary also added to results.
The fund’s largest relative contributors included Kazatomprom and Power Grid Corporation of India (utilities).
An out-of-benchmark allocation to Kazatomprom was the top contributor to performance. The company is the world’s largest producer and seller of natural uranium from its operations in Kazakhstan. Shares of the stock rose over the quarter with uranium prices, which reached their highest level in September since 2012. However, rising unrest in Kazakhstan led us to eliminate this position
An overweight to Power Grid, a transmissions company, also contributed. Shares rose strongly as India eased pandemic-related restrictions following a large wave of increasing cases over the summer months. Power Grid is an electrical transmission monopoly with a high regulated return on equity and a proven ability to grow earnings over time. The company should continue to be

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cash-generative, as its growth plans align with regulators’ desire to build out electrical transmission, and it has the scale to do so. More broadly, we believe electric network utilities are an underappreciated beneficiary of the energy transition.
The fund’s shortfalls
Although security selection and sector allocation effects contributed to relative performance in aggregate, selection within consumer discretionary and information technology detracted. The fund’s underweight to information technology and an overweight to utilities also detracted.
The fund’s largest relative detractors included Rubis (utilities) and Barrick Gold (materials).
An out-of-benchmark allocation to Rubis, a downstream oil and gas company, was the largest relative detractor from performance. Shares fell after the company reported earnings for the first half of 2021 that came in under consensus expectations. Earnings were dampened by the pandemic’s persisting impact on tourism-related activities, especially in the Caribbean region, as well as higher holding costs. We continue to like Rubis because of its attractive free cash flow, low debt levels, and high dividend yield. The company has been out of favor with the market but has maintained strong fundamentals and relatively stable cash flows.
An overweight to Barrick Gold, a global gold mining company, also detracted. Its shares fell with the price of gold over the period. Demand for gold dropped as investors shifted away from safe-haven assets with the gradual reopening of economies following pandemic-era lockdown measures. The company executed on all fronts, by divesting noncore assets and optimizing existing assets and cost structures. In addition, it demonstrates a continued focus on executing on environmental, social, and governance (ESG) issues such as local employment, environmental stewardship, and improving relations with host countries. We view Barrick’s high-quality gold portfolio and best-in-class management, particularly from an ESG standpoint, as underappreciated and undervalued.
The fund’s positioning and investment strategy
The fund invests in opportunities resulting from cycles of under- and overinvestment and/or extreme dislocations in valuations. At least 25% of the fund will be invested in metals and mining securities, where these capital cycles have been historically robust. The remainder of the fund focuses on industries and companies with scarce, high-quality assets that are not easily replicable. As capital flows out of areas that we believe will endure beyond any temporary negative sentiment, we will look for opportunities to invest at attractive valuations.
Our framework continues to identify several compelling dislocations and areas of opportunity, including the electric vehicle (EV) value chain—a key part of the
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energy transition—as well as traditional energy and metal producers.
The adoption curve for EVs is increasing rapidly but remains below our estimates, which should lead to further bottlenecks in battery capacity and equipment. With regard to energy and metal producers, we believe the transition to a low-carbon economy will require substantial capital spending and infrastructure development through mid-century, dwarfing previous landmark economic stimulus plans.
We expect that the combination of outsized spending, policy tailwinds, and shifting consumer and investor attitudes will kick-start this new capital cycle. In the first stages, renewable energy, EVs, and battery storage all use large volumes of raw materials and base metals. Therefore, we believe that the demand for these raw materials is set to grow commensurately and will be met by limited supply.
Indeed, project pipelines are thin for most base metals following years of underinvestment, and as such we expect market tightness, for example in lithium. The metals complex overall has been navigating increased scrutiny from stakeholders on ESG issues, as well as shifting investor preference for sustainable returns, as opposed to growth at any cost. These dynamics have hampered a traditional supply response, pointing to structurally higher margins from metals producers.
The last quarter of 2021 saw a shift in market sentiment. The key drivers of the past decade’s strong equity market performance have started to fade. This is most evident in the acknowledgment that low rates and a benign inflation environment are not sustainable over the long term.
The level of nominal rates has started to reverse course from an era of largely sub-zero rates and access to abundant “free money” fueled by central banks. As for the inflation environment, we believe that several of the driving forces behind higher levels of inflation are long-lasting, not transitory. This includes increased environmental regulation and the recent efforts of reshoring as opposed to offshoring. Two key drivers of higher inflation will have particularly strong implications for margins and valuations: higher commodity and input prices, and higher levels of wages, boosted by political decisions.
More broadly, we believe that the environment of low rates and low inflation is at a turning point as governments turn to a new regime, given the need to inflate away high debt levels. This will be achieved by seeking higher nominal GDP and inflation levels, while containing interest rates. Together with less abundant liquidity, in the form of bank credit growth rather than central bank balance sheet expansion, this regime shift will favor a better allocation of capital.
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We believe shorter-duration equities and those with demonstrated pricing power in a rising cost environment will emerge as clear winners of this shift.
Keith E. White
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
February 14, 2022
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
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Six Months Ended January 31, 2022
Global Capital Cycles Fund	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,075.40	$1.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
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Global Capital Cycles Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Global Capital Cycles Fund	21.74%	3.05%	-4.69%	$6,182
Spliced Global Capital Cycles Index	11.68	7.38	-1.14	8,917
MSCI All Country World Index	13.23	12.64	10.66	27,542
Spliced Global Capital Cycles Index: S&P Global Custom Metals and Mining Index through September 25, 2018; S&P Global BMI Metals & Mining 25% Weighted Index thereafter.
See Financial Highlights for dividend and capital gains information.
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Global Capital Cycles Fund
Fund Allocation
As of January 31, 2022

United States	22.0%
United Kingdom	18.4
Canada	15.9
India	9.3
Australia	7.2
France	7.0
Switzerland	6.1
South Africa	4.2
Germany	2.7
Japan	2.5
Norway	1.6
Italy	1.1
China	1.1
Other	0.9
The table reflects the fund's investments, except for short-term investments.
9

Global Capital Cycles Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.8%)
Australia (7.0%)
[1]	BHP Group Ltd. ADR	600,720	38,206
[1]	Rio Tinto plc ADR	490,390	35,014
	BHP Group Ltd.	677,588	21,730
			94,950
Austria (0.9%)
*,2	BAWAG Group AG	200,181	12,014
Canada (15.4%)
	Barrick Gold Corp.	5,047,189	96,654
	Intact Financial Corp.	607,196	82,270
	Agnico Eagle Mines Ltd.	243,910	11,655
*	Turquoise Hill Resources Ltd.	375,500	6,571
	Endeavour Mining plc	293,241	6,533
	Kinross Gold Corp.	910,399	4,916
			208,599
China (1.0%)
*	XPeng Inc. Class A ADR	296,216	10,394
*	Baidu Inc. Class A	182,950	3,624
			14,018
France (6.8%)
	Engie SA	4,228,942	65,048
	Rubis SCA	830,232	26,877
			91,925
Germany (2.7%)
	Brenntag SE	292,611	25,070
[2]	Covestro AG	186,339	11,179
			36,249
India (9.0%)
	Power Grid Corp. of India Ltd.	24,170,822	70,054
	Reliance Industries Ltd.	1,636,969	52,755
			122,809
Italy (1.0%)
	UniCredit SpA	884,626	14,060
		Shares	Market Value• ($000)
Japan (2.4%)
	Mitsubishi UFJ Financial Group Inc.	2,247,800	13,625
	T&D Holdings Inc.	711,540	10,515
	Panasonic Corp.	793,400	8,735
			32,875
Norway (1.6%)
	Norsk Hydro ASA	2,772,805	21,310
South Africa (4.0%)
[1]	Gold Fields Ltd. ADR	5,172,058	54,824
Switzerland (5.9%)
	STMicroelectronics NV	1,016,089	47,777
	Novartis AG (Registered)	373,666	32,468
			80,245
United Kingdom (17.8%)
*	Glencore plc	15,621,324	81,381
	Anglo American plc	1,303,992	57,487
	Shell plc	1,468,731	37,730
	Standard Chartered plc	2,917,552	21,248
	Serco Group plc	10,766,538	19,476
*	Babcock International Group plc	4,009,566	16,424
*	National Express Group plc	2,596,484	8,805
			242,551
United States (21.3%)
	Medical Properties Trust Inc.	2,496,769	56,826
*	Enstar Group Ltd.	175,285	46,465
	Viper Energy Partners LP	1,284,676	34,738
	Archer-Daniels-Midland Co.	433,808	32,536
	BWX Technologies Inc.	606,806	27,009
*	Fluor Corp.	1,085,118	22,831
	American Electric Power Co. Inc.	240,214	21,715
*	Livent Corp.	852,382	19,613
	Schlumberger NV	345,767	13,509
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Global Capital Cycles Fund
	Shares	Market Value• ($000)
Mosaic Co.	337,114	13,468
* Metals Acquisition Corp. Warrants Exp. 7/12/23	330,300	155
		288,865
Total Common Stocks (Cost $1,089,683)		1,315,294
Temporary Cash Investments (6.5%)
Money Market Fund (6.5%)
[3,4] Vanguard Market Liquidity Fund, 0.120%(Cost $88,545)	885,559	88,547
Total Investments (103.3%) (Cost $1,178,228)		1,403,841
Other Assets and Liabilities—Net (-3.3%)		(44,343)
Net Assets (100%)		1,359,498
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $46,780,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, the aggregate value was $23,193,000, representing 1.7% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $48,966,000 was received for securities on loan, of which $43,058,000 is held in Vanguard Market Liquidity Fund and $5,908,000 is held in cash.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Global Capital Cycles Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,089,683)	1,315,294
Affiliated Issuers (Cost $88,545)	88,547
Total Investments in Securities	1,403,841
Investment in Vanguard	43
Cash	4,727
Foreign Currency, at Value (Cost $7,064)	7,088
Receivables for Investment Securities Sold	7,397
Receivables for Accrued Income	564
Receivables for Capital Shares Issued	1,797
Total Assets	1,425,457
Liabilities
Payables for Investment Securities Purchased	11,612
Collateral for Securities on Loan	48,966
Payables for Capital Shares Redeemed	1,565
Payables to Investment Advisor	573
Payables to Vanguard	138
Deferred Foreign Capital Gains Taxes	3,105
Total Liabilities	65,959
Net Assets	1,359,498
At January 31, 2022, net assets consisted of:

Paid-in Capital	3,328,722
Total Distributable Earnings (Loss)	(1,969,224)
Net Assets	1,359,498

Net Assets
Applicable to 120,526,525 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,359,498
Net Asset Value Per Share	$11.28
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends[1]	48,100
Interest[2]	32
Securities Lending—Net	83
Total Income	48,215
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,919
Performance Adjustment	(153)
The Vanguard Group—Note C
Management and Administrative	2,838
Marketing and Distribution	87
Custodian Fees	63
Auditing Fees	28
Shareholders’ Reports	41
Trustees’ Fees and Expenses	2
Total Expenses	4,825
Net Investment Income	43,390
Realized Net Gain (Loss)
Investment Securities Sold[2]	166,925
Foreign Currencies	(409)
Realized Net Gain (Loss)	166,516
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	41,472
Foreign Currencies	(19)
Change in Unrealized Appreciation (Depreciation)	41,453
Net Increase (Decrease) in Net Assets Resulting from Operations	251,359
1	Dividends include foreign tax reclaims of $2,527,000 and are net of foreign withholding taxes of $3,251,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $32,000, ($10,000), $2,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $3,105,000.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,390	26,031
Realized Net Gain (Loss)	166,516	39,168
Change in Unrealized Appreciation (Depreciation)	41,453	140,251
Net Increase (Decrease) in Net Assets Resulting from Operations	251,359	205,450
Distributions
Total Distributions	(42,400)	(23,982)
Capital Share Transactions
Issued	228,666	177,189
Issued in Lieu of Cash Distributions	36,640	21,201
Redeemed	(296,930)	(410,113)
Net Increase (Decrease) from Capital Share Transactions	(31,624)	(211,723)
Total Increase (Decrease)	177,335	(30,255)
Net Assets
Beginning of Period	1,182,163	1,212,418
End of Period	1,359,498	1,182,163
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.57	$7.97	$7.62	$10.57	$10.74
Investment Operations
Net Investment Income[1]	.356	.197	.212	.122	.049
Net Realized and Unrealized Gain (Loss) on Investments	1.715	1.597	.337	(2.858)	(.217)
Total from Investment Operations	2.071	1.794	.549	(2.736)	(.168)
Distributions
Dividends from Net Investment Income	(.361)	(.194)	(.199)	(.214)	(.002)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.361)	(.194)	(.199)	(.214)	(.002)
Net Asset Value, End of Period	$11.28	$9.57	$7.97	$7.62	$10.57
Total Return[2]	21.74%	22.63%	7.11%	-26.17%	-1.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,359	$1,182	$1,212	$1,399	$2,568
Ratio of Total Expenses to Average Net Assets[3]	0.36%	0.35%	0.38%	0.33%	0.36%
Ratio of Net Investment Income to Average Net Assets	3.28%	2.43%	2.68%	1.38%	0.47%
Portfolio Turnover Rate	57%	70%	56%	110%	35%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), 0.00%, (0.04%), and 0.00%.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Notes to Financial Statements
Vanguard Global Capital Cycles Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more
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Global Capital Cycles Fund
or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes
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Global Capital Cycles Fund
income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the Custom Global Capital Cycles Index since January 31, 2019. For the year ended January 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net decrease of $153,000 (0.01%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $43,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
18

Global Capital Cycles Fund
The following table summarizes the market value of the fund's investments as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	497,464	—	—	497,464
Common Stocks—Other	138,438	679,392	—	817,830
Temporary Cash Investments	88,547	—	—	88,547
Total	724,449	679,392	—	1,403,841
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,060
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,193,799)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	222,515
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income	42,400	23,982
Long-Term Capital Gains	—	—
Total	42,400	23,982
19

Global Capital Cycles Fund
As of January 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,178,228
Gross Unrealized Appreciation	274,302
Gross Unrealized Depreciation	(48,689)
Net Unrealized Appreciation (Depreciation)	225,613
F.  During the year ended January 31, 2022, the fund purchased $720,223,000 of investment securities and sold $795,357,000 of investment securities, other than temporary cash investments.
G.  Capital shares issued and redeemed were:
	Year Ended January 31,
	2022 Shares (000)	2021 Shares (000)

Issued	21,067	21,854
Issued in Lieu of Cash Distributions	3,333	2,335
Redeemed	(27,397)	(52,703)
Net Increase (Decrease) in Shares Outstanding	(2,997)	(28,514)
H.  Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global Capital Cycles Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Capital Cycles Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Special 2021 tax information (unaudited) for Vanguard Global Capital Cycles Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $39,296,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 12.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The fund distributed $114,000 of qualified business income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $40,646,000 and foreign taxes paid of $878,000. Shareholders received more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q530 032022

Annual Report   |   January 31, 2022
Vanguard Health Care Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, Vanguard Health Care Fund returned 4.48% for Investor Shares and 4.53% for Admiral Shares. These results trailed the 7.46% return of the fund’s benchmark, the MSCI All Country World Health Care Index.
•	The U.S. and global economies continued to heal over the 12 months. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the monetary stance of the Federal Reserve turned less accommodative. U.S. stocks nevertheless finished the period significantly higher.
•	Globally, many central banks adopted less accommodative monetary stances. Stocks as a whole finished the period up significantly, with the United States and Europe outpacing Asia-Pacific and emerging markets.
•	Biotechnology and pharmaceutical stocks hindered the fund’s performance the most. Selection in managed health care and health care contributed most.
•	For the 10 years ended January 31, 2022, the fund returned an annualized average of 14.15% for Investor Shares and 14.21% for Admiral Shares. Its benchmark recorded an average annual return of 13.07%.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

Advisor’s Report
For the 12 months ended January 31, 2022, Vanguard Health Care Fund returned 4.48% for Investor Shares and 4.53% for Admiral Shares. The fund underperformed the 7.46% return of its benchmark, the MSCI All Country World Health Care Index.
The investment environment
We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.
Health care services was the top-performing subsector in the benchmark for the 12 months, followed by the biopharma large-cap subsector. Biopharma mid-caps and medical technology lagged the broader health care sector. Small-cap biopharmaceuticals are not meaningfully represented in the benchmark.
Our successes
Stock selection was strongest in the health care services subsector. From an allocation perspective, our underweight to the underperforming medical technology space contributed to relative performance, as did our overweight to health care services.
Pfizer, a biopharma large-cap company, was the top relative performer. Performance was driven by positive COVID-19 vaccine and drug developments, as well as strength in its base business and pipeline. Pfizer has been the dominant provider of COVID-19 vaccines and has developed and recently launched an oral drug to fight the virus. We do not put long-term value on these revenues, which will likely last only a few years, but we do put value on Pfizer’s ability to use the immense cash-flow generation to augment its product portfolio. Pfizer’s culture, its ability to attract talent, and the way it innovates may also derive long-lasting benefits from its unique COVID-19 experiences.
Another top contributor to relative performance was managed care company Anthem. Shares rose as the company executed well amid a favorable market environment for the managed care industry. Specifically, the company’s Medicare/Medicaid business benefited from strong enrollment growth, while its pharmacy benefits manager business, IngenioRx, generated strong earnings growth driven by lower medical costs and higher investment income. As a result of these trends, management raised full-year guidance.
HCA Healthcare, one of the largest providers of hospital and health care services in the United States, also was among the top relative contributors. Shares rose as hospitals’ elective procedure volumes began to rebound when COVID-19-related restrictions loosened. This signified a recovery in the demand for health care services. The recovery in procedures was noticeable, but the more important factor was the

2

company’s continued strong demonstration of operating excellence and share gains in its core markets.
Our shortfalls
Stock selection detracted from the fund’s performance, particularly within the biopharma large-cap subsector. From an allocation perspective, our overweight to the biopharma mid-cap space detracted.
Biopharma mid-cap company Eisai and biopharma large-cap company Biogen were among the largest detractors. Both rose sharply in the middle of the year after the U.S. Food and Drug Administration granted accelerated approval to their Alzheimer’s disease drug, Aduhelm. However, the approval resulted in significant controversy, which subsequently contributed to delayed approvals in Europe and Japan, as well as reimbursement difficulties. Although the drug’s commercial success is currently limited, we believe the approval is a milestone for the treatment of Alzheimer’s disease, and additional data from anti-Abeta antibodies will help the potential to be realized in the medium term.
Not owning biopharma large-cap company AbbVie was another top detractor. The company’s recent launches have done well in the marketplace, allaying some concerns about the upcoming biosimilar competition for its largest franchise, Humira, which we still feel will be daunting.
Our additions and eliminations
We initiated a position in Insulet, a medical technology company that specializes in insulin pumps for treating diabetes. Insulet’s technology offers several attractive features, including its patch profile and continuous glucose monitoring integration capabilities, which we believe will provide competitive advantages to the company over the next few years.
We also initiated a position in Agilon health, a health care services company. The company partners with primary-care physician groups to provide capitated care for Medicare Advantage patients, with a focus on keeping costs low while maintaining quality care. Agilon is enabling the transition from fee-for-service health care in the United States to a model that emphasizes value-based care. This change is an important shift in how health care is managed, and we believe Agilon health is well-positioned to help curb costs and implement change over time.
We eliminated our position in Abbott Laboratories, a diversified medical technology company, after shares reached our target price. The stock performed well over the last several years, with strong fundamentals driven by consistent organic revenue growth and stable operating margins. We also eliminated Cerner, a provider of health care IT, devices, hardware, and content solutions to health care organizations and consumers. In December, the company announced its intent to be acquired by Oracle in an all-cash deal for $28.3 billion, at a 20%
3

premium to the unaffected closing price of Cerner’s common stock prior to the announcement.
The fund’s characteristics
At the end of the fiscal year, we held about 27% of the fund’s assets in non-U.S. investments, a level that has remained fairly stable over recent years. Our non-U.S. holdings were primarily companies that are domiciled in Japan, the United Kingdom, Switzerland, Belgium, and Denmark—many of which operate globally. We believe this strategy provides diversification for shareholders over the long term.
The fund held 108 companies across all subsectors of health care at the end of the period, a slight increase from the 95 equity names we held a year ago. This increase reflects the addition of biopharma mid-cap and medical technology stocks into the portfolio. The fund’s 10 largest holdings represented a significant 43% of total assets.
The fund’s positioning and outlook
COVID-19 disruptions will likely continue for many months, yet we are encouraged by strong fundamentals across the health care industry, supported by the likely transition to the endemic phase. This should lead to a more normalized operating environment and investment backdrop. Within the biopharma industry, valuations of large-cap biopharma companies in aggregate undervalue the significant change in the innovation cycle of the industry, which has been building for many years and should lead to more steady revenue growth over the next decade. Drug-pricing discussions in the U.S., the most profitable market, continue to be an overhang, but may see some relief if President Joe Biden’s “Build Back Better” legislation is enacted.
Either way, the level of groundbreaking innovation and improved R&D productivity should become a larger part of the investment story in the years to come. Within small- and mid-cap biopharma, the significant pullback that started in February 2021 and continued through the year has left valuations more compelling than a year ago, especially in the context of larger companies flush with cash for a “tuck-in” acquisition, in which the organization being acquired is absorbed into the acquiring company.
Innovation is occurring in other parts of health care as well, with many strong product introductions in medical devices; a resurgence in diagnostics, including a new category in early cancer screening; a thriving life sciences industry providing products and services that enable the advancement of biology; and new health delivery models that help lower cost trends. Significant company creation is occurring in these areas of health care.
These tailwinds across the various subsectors, coupled with strong valuation support, leave us with a positive outlook for the health care sector in 2022.
Over the long term, the tailwinds of innovation, an aging population, and the globalization of demand should continue to drive growth. We seek companies that
4

are favorably positioned to provide solutions to the challenges facing human health and health care delivery. A core tenet of our philosophy is the importance of using a longer-term horizon to evaluate secular themes and health care trends, as well as individual companies, on a global scale. This should enable our team to identify pockets of opportunity that are best-positioned to create value and generate sustainable, innovation-driven, differentiated growth. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in what we believe to be the most attractive stocks as we seek to generate strong, risk-adjusted returns.
Jean M. Hynes, CFA
Senior Managing Director and
Portfolio Manager
Wellington Management Company llp
February 16, 2022
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Health Care Fund
Investor Shares	$1,000.00	$952.70	$1.43
Admiral™ Shares	1,000.00	952.90	1.18
Based on Hypothetical 5% Yearly Return
Health Care Fund
Investor Shares	$1,000.00	$1,023.74	$1.48
Admiral Shares	1,000.00	1,024.00	1.22
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Health Care Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Health Care Fund Investor Shares	4.48%	11.53%	14.15%	$37,576
MSCI All Country World Health Care Index	7.46	12.84	13.07	34,159
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Health Care Fund Admiral Shares	4.53%	11.58%	14.21%	$188,793
MSCI All Country World Health Care Index	7.46	12.84	13.07	170,795
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	201,531
See Financial Highlights for dividend and capital gains information.
8

Health Care Fund
Fund Allocation
As of January 31, 2022
United States	73.0%
Japan	8.4
United Kingdom	6.3
Switzerland	4.6
Belgium	3.2
Denmark	1.9
China	1.5
Other	1.1
The table reflects the fund’s investments, except for short-term investments.
9

Health Care Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.1%)
Belgium (3.1%)
[1]	UCB SA	10,238,136	1,018,749
*	Argenx SE	1,377,888	368,712
*	Galapagos NV	1,175,458	79,208
			1,466,669
Brazil (0.0%)
	Notre Dame Intermedica Participacoes SA	1,699,100	22,782
China (1.5%)
*,2	Wuxi Biologics Cayman Inc.	18,337,200	183,789
[2]	WuXi AppTec Co. Ltd. Class H	9,838,416	141,115
*	BeiGene Ltd. ADR	424,716	103,028
	Yifeng Pharmacy Chain Co. Ltd. Class A	6,945,794	54,421
*	Zai Lab Ltd. ADR	1,085,794	53,931
*	Zai Lab Ltd.	1,048,200	49,512
*	Hutchmed China Ltd. ADR	1,231,096	33,535
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	24,872,000	30,652
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (XSHE)	452,517	23,092
*,2	Remegen Co. Ltd. Class H	1,964,500	12,970
*,2	Akeso Inc.	4,541,000	12,335
*	HUTCHMED China Ltd.	1,480,723	7,773
*,2	Everest Medicines Ltd.	2,139,500	7,126
			713,279
Denmark (1.9%)
*	Genmab A/S	1,953,376	665,183
*	Ascendis Pharma A/S ADR	942,809	114,683
*	Genmab A/S ADR	3,150,246	107,360
			887,226
Germany (0.1%)
*	MorphoSys AG	943,340	30,209
		Shares	Market Value• ($000)
Italy (0.2%)
	DiaSorin SpA	552,359	85,153
Japan (8.2%)
	Astellas Pharma Inc.	59,120,200	954,234
[1]	Eisai Co. Ltd.	17,856,177	894,327
	Daiichi Sankyo Co. Ltd.	33,303,190	748,323
	Ono Pharmaceutical Co. Ltd.	19,628,460	476,024
	Chugai Pharmaceutical Co. Ltd.	11,038,000	358,512
	Terumo Corp.	8,498,900	310,243
	Nippon Shinyaku Co. Ltd.	1,977,800	129,290
	Asahi Intecc Co. Ltd.	2,023,500	34,523
			3,905,476
Netherlands (0.7%)
	Koninklijke Philips NV	10,091,245	335,668
Spain (0.1%)
	Almirall SA	3,095,158	39,838
Switzerland (4.5%)
	Novartis AG (Registered)	21,001,073	1,824,774
	Alcon Inc.	2,412,628	186,034
	Lonza Group AG (Registered)	135,804	93,629
	Tecan Group AG (Registered)	70,000	34,035
			2,138,472
United Kingdom (6.2%)
	AstraZeneca plc	22,354,231	2,600,423
	Hikma Pharmaceuticals plc	6,910,934	194,150
*	Abcam plc ADR	5,880,982	105,328
*	Abcam plc	1,281,015	23,074
			2,922,975
United States (71.6%)
	UnitedHealth Group Inc.	6,837,450	3,231,174
	Pfizer Inc.	56,494,752	2,976,708
	Eli Lilly & Co.	10,213,125	2,506,199
	Bristol-Myers Squibb Co.	29,304,461	1,901,566
	Anthem Inc.	3,626,240	1,599,136
*	Boston Scientific Corp.	34,378,611	1,474,842
	Stryker Corp.	5,108,172	1,267,082
10

Health Care Fund
		Shares	Market Value• ($000)
	Thermo Fisher Scientific Inc.	2,024,414	1,176,792
*	Biogen Inc.	5,192,274	1,173,454
*	Vertex Pharmaceuticals Inc.	4,744,358	1,153,116
*	Regeneron Pharmaceuticals Inc.	1,854,926	1,128,889
	Danaher Corp.	3,522,419	1,006,672
*	Edwards Lifesciences Corp.	9,131,833	997,196
	Humana Inc.	2,135,390	838,141
	Baxter International Inc.	9,768,562	834,626
	Viatris Inc.	55,233,099	826,839
*	Alnylam Pharmaceuticals Inc.	5,187,603	713,814
*	Centene Corp.	8,912,620	693,045
	HCA Healthcare Inc.	2,837,866	681,230
*	Incyte Corp.	9,000,425	669,002
*	Seagen Inc.	4,090,101	550,159
	Agilent Technologies Inc.	3,217,044	448,199
*	Insulet Corp.	1,657,184	410,982
	Teleflex Inc.	1,217,493	377,654
*	Laboratory Corp. of America Holdings	1,387,554	376,527
*	IQVIA Holdings Inc.	1,450,076	355,124
*	Illumina Inc.	946,867	330,286
*,1	Alkermes plc	11,807,185	301,083
	Universal Health Services Inc. Class B	2,313,176	300,852
*	Waters Corp.	811,122	259,656
*	Elanco Animal Health Inc. (XNYS)	8,000,000	208,320
*	Molina Healthcare Inc.	657,961	191,125
*	Syneos Health Inc.	1,911,256	173,083
*	Sarepta Therapeutics Inc.	2,273,611	162,722
*,1	Agios Pharmaceuticals Inc.	5,148,413	159,034
*,3	agilon health Inc.	9,062,459	150,256
*	Acadia Healthcare Co. Inc.	2,526,020	132,995
*	Mirati Therapeutics Inc.	1,090,719	130,123
*	Align Technology Inc.	261,524	129,444
*,1	Nektar Therapeutics Class A	11,383,721	126,587
	Royalty Pharma plc Class A	3,053,455	122,169
*,1	Ironwood Pharmaceuticals Inc. Class A	10,902,066	121,558
*	Apellis Pharmaceuticals Inc.	2,870,379	115,590
	Zoetis Inc.	571,603	114,201
*	Exact Sciences Corp.	1,452,458	110,910
*	Intra-Cellular Therapies Inc.	2,295,196	108,999
*	Legend Biotech Corp. ADR	2,408,691	102,707
*	Blueprint Medicines Corp.	1,306,248	100,712
*	Quidel Corp.	706,112	72,984
*	NeoGenomics Inc.	3,115,807	70,230
		Shares	Market Value• ($000)
	Encompass Health Corp.	1,118,557	69,395
*	Karuna Therapeutics Inc.	514,899	57,185
*,3	Oak Street Health Inc.	2,978,154	51,760
*	Glaukos Corp.	934,746	49,766
*	PTC Therapeutics Inc.	1,235,744	49,702
*,1	Bluebird Bio Inc.	6,140,000	48,445
*	Turning Point Therapeutics Inc.	1,296,184	48,257
*	Kodiak Sciences Inc.	803,001	47,136
*	Masimo Corp.	198,716	43,692
*,1	2seventy bio Inc.	2,046,666	38,211
*	TG Therapeutics Inc.	3,066,304	35,477
*	Reata Pharmaceuticals Inc. Class A	1,237,211	34,790
*	NanoString Technologies Inc.	964,373	33,483
*	Horizon Therapeutics plc	339,230	31,660
*	Amicus Therapeutics Inc.	3,307,491	31,123
*	Sage Therapeutics Inc.	772,758	30,462
*	Relay Therapeutics Inc.	950,758	21,040
*	REVOLUTION Medicines Inc.	952,971	20,508
*	Rocket Pharmaceuticals Inc.	1,199,337	19,957
*	ALX Oncology Holdings Inc.	1,056,514	16,904
*,3	Oscar Health Inc. Class A	2,116,136	14,178
*	Nevro Corp.	181,959	11,955
			33,968,880
Total Common Stocks (Cost $29,109,209)			46,516,627
Temporary Cash Investments (1.7%)
Money Market Fund (0.0%)
[4,5]	Vanguard Market Liquidity Fund 0.120%	47,113	4,711

11

Health Care Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (1.7%)
Bank of America Securities LLC, 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $79,900,000, collateralized by Ginnie Mae 2.500%, 1/20/52, with a value of $81,498,000)	79,900	79,900
Bank of Nova Scotia, 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $277,100,000, collateralized by U.S. Treasury Bill 0.000%, 11/3/22, and U.S. Treasury Note/Bond 0.125%–2.875%, 2/28/22–11/15/51, with a value of $282,642,000)	277,100	277,100
Barclays Capital Inc., 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $39,700,000, collateralized by U.S. Treasury Note/Bond 3.000%, 5/15/47, with a value of $40,494,000)	39,700	39,700
BNP Paribas Securities Corp., 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $174,600,000, collateralized by Fannie Mae 2.500%– 4.500%, 9/1/26–5/1/51, Freddie Mac 2.000%–4.000%, 1/1/49–3/1/51, Ginnie Mae 1.897%–3.500%, 11/20/34–7/20/51, and U.S. Treasury Note/Bond 0.125%–7.250%, 8/15/22–8/15/49, with a value of $178,092,000)	174,600	174,600
	Face Amount ($000)	Market Value• ($000)
Credit Agricole Securities (USA) Inc., 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $43,200,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–2/15/51, with a value of $44,064,000)	43,200	43,200
HSBC Bank USA, 0.045%, 2/1/22 (Dated 1/31/22, Repurchase Value $55,100,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.750%, 2/15/42, and U.S. Treasury Note/Bond 0.375%–2.250%, 9/15/24–6/30/27, with a value of $56,202,000)	55,100	55,100
HSBC Bank USA, 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $10,300,000, collateralized by Fannie Mae 2.000%– 5.500%, 12/1/29–1/1/52, with a value of $10,506,000)	10,300	10,300
Naxtixis SA, 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $127,500,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–0.750%, 10/15/26–7/15/30, and U.S. Treasury Note/Bond 0.125%–1.750%, 2/28/23–11/15/30, with a value of $130,050,000)	127,500	127,500

12

Health Care Fund
	Face Amount ($000)	Market Value• ($000)
Nomura International plc, 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $22,800,000, collateralized by U.S. Treasury Bill 0.000%, 7/14/22, and U.S. Treasury Note/Bond 0.625%– 2.750%, 2/15/24–1/31/27, with a value of $23,256,000)	22,800	22,800
RBC Capital Markets LLC, 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $2,900,000, collateralized by Fannie Mae 3.000%–4.500%, 6/1/44–11/1/50, with a value of $2,958,000)	2,900	2,900
		833,100
Total Temporary Cash Investments (Cost $837,810)		837,811
Total Investments (99.8%) (Cost $29,947,019)		47,354,438
Other Assets and Liabilities—Net (0.2%)		72,788
Net Assets (100%)		47,427,226
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, the aggregate value was $357,335,000, representing 0.8% of net assets.
3	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,767,000.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $4,616,000 was received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Health Care Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $26,895,915)	44,641,733
Affiliated Issuers (Cost $3,051,104)	2,712,705
Total Investments in Securities	47,354,438
Investment in Vanguard	1,656
Cash	281
Foreign Currency, at Value (Cost $0)	1
Receivables for Investment Securities Sold	86,080
Receivables for Accrued Income	84,968
Receivables for Capital Shares Issued	7,490
Total Assets	47,534,914
Liabilities
Payables for Investment Securities Purchased	62,645
Collateral for Securities on Loan	4,616
Payables to Investment Advisor	12,364
Payables for Capital Shares Redeemed	24,985
Payables to Vanguard	3,078
Total Liabilities	107,688
Net Assets	47,427,226
At January 31, 2022, net assets consisted of:

Paid-in Capital	28,410,283
Total Distributable Earnings (Loss)	19,016,943
Net Assets	47,427,226

Investor Shares—Net Assets
Applicable to 35,592,335 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,493,449
Net Asset Value Per Share—Investor Shares	$210.54

Admiral Shares—Net Assets
Applicable to 449,837,226 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	39,933,777
Net Asset Value Per Share—Admiral Shares	$88.77

See accompanying Notes, which are an integral part of the Financial Statements.
14

Health Care Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	522,606
Dividends—Affiliated Issuers[2]	34,090
Interest—Unaffiliated Issuers	365
Securities Lending—Net	1,268
Total Income	558,329
Expenses
Investment Advisory Fees—Note B
Basic Fee	72,269
Performance Adjustment	(18,830)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,894
Management and Administrative—Admiral Shares	56,756
Marketing and Distribution—Investor Shares	528
Marketing and Distribution—Admiral Shares	1,105
Custodian Fees	829
Auditing Fees	31
Shareholders’ Reports—Investor Shares	174
Shareholders’ Reports—Admiral Shares	171
Trustees’ Fees and Expenses	38
Total Expenses	127,965
Net Investment Income	430,364
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	4,739,930
Investment Securities Sold—Affiliated Issuers	99,997
Foreign Currencies	(1,922)
Realized Net Gain (Loss)	4,838,005
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(2,186,085)
Investment Securities—Affiliated Issuers	(796,567)
Foreign Currencies	(2,581)
Change in Unrealized Appreciation (Depreciation)	(2,985,233)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,283,136
1	Dividends are net of foreign withholding taxes of $18,947,000.
2	Dividends are net of foreign withholding taxes of $5,198,000.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Health Care Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	430,364	468,625
Realized Net Gain (Loss)	4,838,005	3,076,612
Change in Unrealized Appreciation (Depreciation)	(2,985,233)	3,557,011
Net Increase (Decrease) in Net Assets Resulting from Operations	2,283,136	7,102,248
Distributions
Investor Shares	(650,696)	(659,397)
Admiral Shares	(3,443,247)	(3,142,312)
Total Distributions	(4,093,943)	(3,801,709)
Capital Share Transactions
Investor Shares	(610,620)	(1,001,082)
Admiral Shares	737,980	(44,287)
Net Increase (Decrease) from Capital Share Transactions	127,360	(1,045,369)
Total Increase (Decrease)	(1,683,447)	2,255,170
Net Assets
Beginning of Period	49,110,673	46,855,503
End of Period	47,427,226	49,110,673

See accompanying Notes, which are an integral part of the Financial Statements.
16

Health Care Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$218.60	$204.57	$203.34	$215.96	$189.88
Investment Operations
Net Investment Income[1]	1.869	2.005	2.506	2.375	2.162
Net Realized and Unrealized Gain (Loss) on Investments	8.949	29.203	23.326	2.489	38.929
Total from Investment Operations	10.818	31.208	25.832	4.864	41.091
Distributions
Dividends from Net Investment Income	(1.951)	(1.886)	(2.428)	(2.323)	(2.059)
Distributions from Realized Capital Gains	(16.927)	(15.292)	(22.174)	(15.161)	(12.952)
Total Distributions	(18.878)	(17.178)	(24.602)	(17.484)	(15.011)
Net Asset Value, End of Period	$210.54	$218.60	$204.57	$203.34	$215.96
Total Return[2]	4.48%	16.16%	13.16%	2.76%	22.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,493	$8,342	$8,729	$8,850	$9,853
Ratio of Total Expenses to Average Net Assets[3]	0.30%	0.32%	0.32%	0.34%	0.38%
Ratio of Net Investment Income to Average Net Assets	0.82%	0.95%	1.25%	1.12%	1.02%
Portfolio Turnover Rate	15%	18%	18%	16%	11%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.01%), (0.02%), 0.00%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Health Care Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$92.17	$86.27	$85.75	$91.08	$80.09
Investment Operations
Net Investment Income[1]	.830	.883	1.097	1.036	.938
Net Realized and Unrealized Gain (Loss) on Investments	3.780	12.316	9.844	1.057	16.436
Total from Investment Operations	4.610	13.199	10.941	2.093	17.374
Distributions
Dividends from Net Investment Income	(.870)	(.849)	(1.068)	(1.027)	(.920)
Distributions from Realized Capital Gains	(7.140)	(6.450)	(9.353)	(6.396)	(5.464)
Total Distributions	(8.010)	(7.299)	(10.421)	(7.423)	(6.384)
Net Asset Value, End of Period	$88.77	$92.17	$86.27	$85.75	$91.08
Total Return[2]	4.53%	16.21%	13.22%	2.81%	22.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,934	$40,769	$38,126	$37,888	$39,214
Ratio of Total Expenses to Average Net Assets[3]	0.25%	0.27%	0.27%	0.28%	0.33%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.99%	1.30%	1.18%	1.07%
Portfolio Turnover Rate	15%	18%	18%	16%	11%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.01%), (0.02%), 0.00%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Health Care Fund
Notes to Financial Statements
Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that,
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in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
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effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI All Country World Health Care Index for the preceding three years. For the year ended January 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net decrease of $18,830,000 (0.04%) based on performance.
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C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $1,656,000, representing less than 0.01% of the fund’s net assets and 0.66% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	33,991,662	—	—	33,991,662
Common Stocks—Other	517,865	12,007,100	—	12,524,965
Temporary Cash Investments	4,711	833,100	—	837,811
Total	34,514,238	12,840,200	—	47,354,438
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	164,670
Total Distributable Earnings (Loss)	(164,670)
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Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	30,853
Undistributed Long-Term Gains	1,694,867
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	17,291,223
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	966,751	693,669
Long-Term Capital Gains	3,127,192	3,108,040
Total	4,093,943	3,801,709
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	30,064,845
Gross Unrealized Appreciation	20,731,697
Gross Unrealized Depreciation	(3,442,104)
Net Unrealized Appreciation (Depreciation)	17,289,593
F.	During the year ended January 31, 2022, the fund purchased $7,283,517,000 of investment securities and sold $10,372,457,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $6,585,000 and sales were $2,729,000, resulting in net realized gain of $558,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	629,952	2,783	973,375	4,703
Issued in Lieu of Cash Distributions	609,552	2,709	619,156	3,096
Redeemed	(1,850,124)	(8,061)	(2,593,613)	(12,311)
Net Increase (Decrease)—Investor Shares	(610,620)	(2,569)	(1,001,082)	(4,512)
Admiral Shares
Issued	1,787,859	18,432	2,668,213	30,075
Issued in Lieu of Cash Distributions	3,027,419	31,867	2,766,485	32,638
Redeemed	(4,077,298)	(42,774)	(5,478,985)	(62,362)
Net Increase (Decrease)—Admiral Shares	737,980	7,525	(44,287)	351
H.	Certain of the fund investments were in companies that were considered to be affiliated companies of the fund because the fund owned more than 5% of the outstanding voting securities of the company or the issuer was another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2022 Market Value ($000)
2seventy bio Inc.	—	175,131	—	—	(136,920)	—	—	38,211
Agios Pharmaceuticals Inc.	302,276	—	67,191	(67,299)	(8,752)	—	—	159,034
Alkermes plc	285,577	—	51,446	(62,048)	129,000	—	—	301,083
Allscripts Healthcare Solutions Inc.	162,446	—	156,920	41,976	(47,502)	—	—	—
Alnylam Pharmaceuticals Inc.	1,178,188	—	495,563	290,875	(259,686)	—	—	NA1
Bluebird Bio Inc.	237,840	24,820	175,131	—	(39,084)	—	—	48,445
Eisai Co. Ltd.	1,303,206	—	—	—	(408,879)	23,134	—	894,327
Ironwood Pharmaceuticals Inc. Class A	111,419	—	—	—	10,139	—	—	121,558
Nektar Therapeutics Class A	257,000	—	33,455	(103,507)	6,549	—	—	126,587
UCB SA	1,060,182	—	—	—	(41,433)	10,956	—	1,018,749
Vanguard Market Liquidity Fund	96	NA2	NA2	—	1	—	—	4,711
Total	4,898,230			99,997	(796,567)	34,090	—	2,712,705

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1	Not applicable—at January 31, 2022, the security was still held, but the issuer was no longer an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Health Care Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard Health Care Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For corporate shareholders, 49.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The fund distributed $565,234,000 of qualified dividend income to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $3,279,088,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City
(business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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Q520 032022

Annual Report  |  January 31, 2022
Vanguard Real Estate Index Funds
Vanguard Real Estate Index Fund
Vanguard Real Estate II Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, returns for Vanguard Real Estate Index Fund ranged from 28.91% for both Admiral and Institutional Shares to 28.88% for the Real Estate ETF (based on net asset value) and 28.73% for Investor Shares. Vanguard Real Estate II Index Fund returned 28.96%. The results were in line with those of the funds’ benchmark index.
•	The U.S. economy continued to heal over the 12 months ended January 31, 2022. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the monetary stance of the Federal Reserve turned less accommodative. U.S. stocks nevertheless finished the period significantly higher.
•	Specialized real estate investment trusts (REITs), the funds’ largest holding, contributed most to their returns. Retail, residential, and industrial REITs also added to performance.
•	For the 10 years ended January 31, 2022, average annual returns for the Real Estate Index Fund ranged from 9.72% for Investor Shares to 9.86% for the Real Estate ETF, 9.87% for Admiral Shares, and 9.89% for Institutional Shares. Vanguard Real Estate II Index Fund launched in September 2017: its average annual return since inception was 9.99%.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,016.40	$1.27
ETF Shares	1,000.00	1,016.80	0.61
Admiral™ Shares	1,000.00	1,016.90	0.61
Institutional Shares	1,000.00	1,017.10	0.51
Real Estate II Index Fund	$1,000.00	$1,017.00	$0.41
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.94	$1.28
ETF Shares	1,000.00	1,024.60	0.61
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.70	0.51
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.25% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Real Estate Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	28.73%	9.22%	9.72%	$25,280
Real Estate Spliced Index	29.05	9.47	9.97	25,864
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund ETF Shares Net Asset Value	28.88%	9.35%	9.86%	$25,606
Real Estate Index Fund Market Price	28.93	9.36	9.86	25,611
Real Estate Spliced Index	29.05	9.47	9.97	25,864
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306

See Financial Highlights for dividend and capital gains information.

Real Estate Index Fund
		Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Admiral Shares	28.91%	9.37%	9.87%	$25,635
Real Estate Spliced Index	29.05	9.47	9.97	25,864
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Real Estate Index Fund Institutional Shares	28.91%	9.40%	9.89%	$12,842,995
Real Estate Spliced Index	29.05	9.47	9.97	12,931,931
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	20,153,115
Cumulative Returns of ETF Shares: January 31, 2012, Through January 31, 2022
	One Year	Five Years	Ten Years
Real Estate Index Fund Market Price	28.93%	56.41%	156.11%
Real Estate Index Fund ETF Shares Net Asset Value	28.88	56.34	156.06
Real Estate Spliced Index	29.05	57.23	158.64
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Real Estate Index Fund
Fund Allocation
As of January 31, 2022
Diversified Real Estate Activities	0.1%
Diversified REITs	3.1
Health Care REITs	8.0
Hotel & Resort REITs	2.5
Industrial REITs	12.5
Office REITs	6.6
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	4.7
Residential REITs	15.2
Retail REITs	10.8
Specialized REITs	36.0
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (95.2%)
Diversified REITs (2.7%)
	WP Carey Inc.	8,831,811	685,349
	STORE Capital Corp.	11,677,776	370,302
	Broadstone Net Lease Inc.	7,584,955	175,288
*	DigitalBridge Group Inc.	23,522,395	171,713
	PS Business Parks Inc.	986,743	164,747
	Essential Properties Realty Trust Inc.	5,646,127	149,905
	Washington REIT	4,038,644	99,431
	American Assets Trust Inc.	2,453,690	88,259
	Alexander & Baldwin Inc.	3,462,222	79,458
[1]	iStar Inc.	3,422,613	73,484
	Global Net Lease Inc.	4,789,046	68,675
	Empire State Realty Trust Inc. Class A	6,997,963	62,422
	Armada Hoffler Properties Inc.	2,910,862	40,839
	Gladstone Commercial Corp.	1,755,966	40,721
	One Liberty Properties Inc.	795,092	24,250
			2,294,843
Health Care REITs (7.1%)
	Welltower Inc.	20,179,080	1,748,114
	Ventas Inc.	18,790,171	996,255
	Healthpeak Properties Inc.	25,737,920	910,350
	Medical Properties Trust Inc.	28,447,561	647,466
	Omega Healthcare Investors Inc.	11,407,691	359,114
	Healthcare Trust of America Inc. Class A	10,450,666	340,169
	Healthcare Realty Trust Inc.	6,950,075	215,591
	Physicians Realty Trust	10,382,471	189,584
	Sabra Health Care REIT Inc.	10,544,010	143,504
		Shares	Market Value• ($000)
	National Health Investors Inc.	2,080,369	120,308
	CareTrust REIT Inc.	4,631,734	98,239
	LTC Properties Inc.	1,880,274	67,821
	Community Healthcare Trust Inc.	1,120,704	50,813
	Global Medical REIT Inc.	2,912,511	49,251
	Universal Health Realty Income Trust	658,271	38,377
	Diversified Healthcare Trust	11,389,165	34,737
			6,009,693
Hotel & Resort REITs (2.2%)
*	Host Hotels & Resorts Inc.	34,096,212	591,228
*	Ryman Hospitality Properties Inc.	2,497,719	220,798
*	Park Hotels & Resorts Inc.	11,291,151	205,499
	Apple Hospitality REIT Inc.	10,362,373	167,145
	Pebblebrook Hotel Trust	6,273,889	135,830
*	Sunstone Hotel Investors Inc.	10,462,522	118,331
	RLJ Lodging Trust	7,955,143	110,179
*	Xenia Hotels & Resorts Inc.	5,451,905	94,536
*	DiamondRock Hospitality Co.	10,054,280	94,008
	Service Properties Trust	7,872,833	67,313
*	Summit Hotel Properties Inc.	5,087,829	47,927
*	Chatham Lodging Trust	2,329,927	30,918
*	CorePoint Lodging Inc.	1,955,947	30,728
			1,914,440
Industrial REITs (11.1%)
	Prologis Inc.	35,302,084	5,536,073
	Duke Realty Corp.	18,067,120	1,043,918
	Rexford Industrial Realty Inc.	6,577,602	481,283
	EastGroup Properties Inc.	1,929,552	385,737

Real Estate Index Fund
		Shares	Market Value• ($000)
	First Industrial Realty Trust Inc.	6,166,172	374,780
	Americold Realty Trust	12,467,963	354,714
	STAG Industrial Inc.	7,737,806	330,636
	Terreno Realty Corp.	3,367,898	251,818
	Innovative Industrial Properties Inc.	1,142,512	226,434
	LXP Industrial Trust	13,259,898	197,440
	Monmouth Real Estate Investment Corp.	4,457,895	93,571
	Industrial Logistics Properties Trust	3,118,484	71,507
	Plymouth Industrial REIT Inc.	1,446,895	41,598
			9,389,509
Office REITs (5.9%)
	Alexandria Real Estate Equities Inc.	6,912,145	1,346,762
	Boston Properties Inc.	7,084,908	794,077
	Kilroy Realty Corp.	5,005,224	320,335
	Vornado Realty Trust	7,776,010	318,894
	Cousins Properties Inc.	7,100,708	273,803
	Douglas Emmett Inc.	8,378,051	261,563
	SL Green Realty Corp.	3,207,298	232,593
	Highwoods Properties Inc.	4,976,830	214,601
	Hudson Pacific Properties Inc.	7,282,301	172,081
	JBG SMITH Properties	5,669,191	155,336
*	Equity Commonwealth	5,822,296	151,613
	Corporate Office Properties Trust	5,364,995	135,520
	Piedmont Office Realty Trust Inc. Class A	5,927,142	105,266
	Brandywine Realty Trust	8,158,604	104,920
[2]	Easterly Government Properties Inc. Class A	4,308,264	90,343
	Paramount Group Inc.	8,363,641	72,680
	Office Properties Income Trust	2,308,959	58,832
*	Veris Residential Inc.	3,474,685	57,332
*	Orion Office REIT Inc.	2,633,176	43,816
	City Office REIT Inc.	2,080,775	37,100
	Franklin Street Properties Corp.	4,864,016	26,995
*,3	New York REIT Liquidating LLC	1,208	14
			4,974,476
Other (11.3%)[4]
[5,6]	Vanguard Real Estate II Index Fund	371,450,920	9,542,041
Residential REITs (13.5%)
	AvalonBay Communities Inc.	6,667,184	1,628,326
	Equity Residential	16,987,632	1,507,313
	Invitation Homes Inc.	27,529,341	1,155,682
		Shares	Market Value• ($000)
	Mid-America Apartment Communities Inc.	5,540,345	1,145,079
	Sun Communities Inc.	5,534,874	1,045,870
	Essex Property Trust Inc.	3,105,679	1,032,638
	UDR Inc.	14,175,497	805,735
	Camden Property Trust	4,802,702	768,865
	Equity LifeStyle Properties Inc.	8,336,748	652,684
	American Homes 4 Rent Class A	13,848,078	541,875
	Apartment Income REIT Corp.	7,495,771	395,927
	American Campus Communities Inc.	6,642,981	347,162
	Independence Realty Trust Inc.	5,021,201	115,437
	NexPoint Residential Trust Inc.	1,080,739	85,703
	Centerspace	670,904	63,991
	UMH Properties Inc.	2,265,395	53,463
*	Apartment Investment & Management Co. Class A	7,146,854	50,242
	Preferred Apartment Communities Inc.	2,503,893	41,765
			11,437,757
Retail REITs (9.6%)
	Simon Property Group Inc.	15,292,589	2,251,069
	Realty Income Corp.	26,314,674	1,826,501
	Kimco Realty Corp.	27,805,137	674,553
	Regency Centers Corp.	7,300,970	523,845
	Federal Realty Investment Trust	3,342,450	426,129
	National Retail Properties Inc.	8,385,914	372,167
	Brixmor Property Group Inc.	14,182,808	359,676
	Spirit Realty Capital Inc.	5,688,073	269,956
	Kite Realty Group Trust	10,424,050	217,654
	Agree Realty Corp.	3,291,435	215,194
	Macerich Co.	10,173,528	168,270
	SITE Centers Corp.	8,064,865	119,441
	Retail Opportunity Investments Corp.	5,796,873	107,416
	Urban Edge Properties	5,591,733	101,993
[1]	Tanger Factory Outlet Centers Inc.	4,962,110	84,405
	Acadia Realty Trust	4,221,578	83,545
	Getty Realty Corp.	1,815,488	53,866
	RPT Realty	3,879,491	48,959
	American Finance Trust Inc. Class A	5,632,032	46,521
[1]	NETSTREIT Corp.	1,887,970	42,668
	Saul Centers Inc.	676,487	33,405
	Alexander's Inc.	109,946	28,945

Real Estate Index Fund
		Shares	Market Value• ($000)
	Urstadt Biddle Properties Inc. Class A	1,423,048	28,020
*,1	Seritage Growth Properties Class A	1,474,978	15,281
*,3	Spirit MTA REIT	2,071,263	554
	Urstadt Biddle Properties Inc.	16,032	283
			8,100,316
Specialized REITs (31.8%)
	American Tower Corp.	21,734,776	5,466,296
	Crown Castle International Corp.	20,639,071	3,766,837
	Equinix Inc.	4,285,935	3,106,874
	Public Storage	7,530,990	2,700,086
	Digital Realty Trust Inc.	13,244,974	1,976,548
	SBA Communications Corp.	5,231,596	1,702,571
	Weyerhaeuser Co.	35,805,597	1,447,620
	Extra Space Storage Inc.	6,389,758	1,266,386
[1]	VICI Properties Inc.	29,318,994	839,110
	Iron Mountain Inc.	13,822,747	634,741
	CyrusOne Inc.	5,922,299	532,119
	Life Storage Inc.	3,739,792	504,685
	CubeSmart	9,635,184	488,889
	Gaming & Leisure Properties Inc.	10,629,619	480,246
	Lamar Advertising Co. Class A	4,143,346	458,917
	MGM Growth Properties LLC Class A	7,481,250	290,871
	National Storage Affiliates Trust	4,021,692	247,575
	Rayonier Inc.	6,747,598	246,557
	Outfront Media Inc.	6,955,079	172,764
	PotlatchDeltic Corp.	3,201,011	172,182
	EPR Properties	3,571,138	157,023
	Uniti Group Inc.	11,145,213	134,411
	Four Corners Property Trust Inc.	3,637,483	98,467
	Safehold Inc.	764,271	47,308
	Gladstone Land Corp.	1,421,632	43,331
*,1	GEO Group Inc.	1,048,653	7,058
			26,989,472
Total Equity Real Estate Investment Trusts (REITs) (Cost $62,400,373)			80,652,547
Real Estate Management & Development (4.6%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	1,546,280	75,010
	RMR Group Inc. Class A	735,101	23,531
			98,541
Real Estate Development (0.2%)
*	Howard Hughes Corp.	1,974,617	190,175
*	Forestar Group Inc.	827,447	16,508
			206,683
		Shares	Market Value• ($000)
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	6,049,491	135,871
*	FRP Holdings Inc.	292,523	16,522
			152,393
Real Estate Services (4.1%)
*	CBRE Group Inc. Class A	16,032,818	1,624,766
*	Jones Lang LaSalle Inc.	2,421,231	607,221
*	Zillow Group Inc. Class C	7,989,131	403,291
*	Zillow Group Inc. Class A	2,934,302	146,304
*	Cushman & Wakefield plc	6,397,043	134,274
	Newmark Group Inc. Class A	8,324,920	127,455
*	Redfin Corp.	4,160,097	123,014
*	Realogy Holdings Corp.	5,564,994	91,822
[1]	eXp World Holdings Inc.	3,145,229	85,361
*	Opendoor Technologies Inc.	5,774,185	57,338
*	Marcus & Millichap Inc.	1,134,208	53,092
	RE/MAX Holdings Inc. Class A	903,113	26,877
*	Douglas Elliman Inc.	3,120,534	24,215
			3,505,030
Total Real Estate Management & Development (Cost $3,643,195)			3,962,647

Real Estate Index Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[7,8] Vanguard Market Liquidity Fund, 0.120% (Cost $147,590)	1,476,263	147,613
Total Investments (100.0%) (Cost $66,191,158)		84,762,807
Other Assets and Liabilities—Net (0.0%)		(40,906)
Net Assets (100%)		84,721,901
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $44,739,000.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Security value determined using significant unobservable inputs.
4	“Other” represents securities that are not classified by the fund’s benchmark index.
5	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund's Schedule of Investments.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8	Collateral of $45,158,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Digital Realty Trust Inc.	1/31/23	GSI	37,308	(0.120)	—	—
Redfin Corp.	1/31/23	GSI	10,350	(0.068)	—	—
Seritage Growth Properties Class A	1/31/23	GSI	4,103	(0.071)	—	—
Simon Property Group Inc.	1/31/23	GSI	58,880	(0.119)	—	—
					—	—
1	Based on USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $58,869,490)	74,982,810
Affiliated Issuers (Cost $233,431)	237,956
Vanguard Real Estate II Index Fund (Cost $7,088,237)	9,542,041
Total Investments in Securities	84,762,807
Investment in Vanguard	2,603
Cash	1,663
Cash Collateral Pledged—Over-the-Counter Swap Contracts	6,910
Receivables for Investment Securities Sold	27,091
Receivables for Accrued Income	23,225
Receivables for Capital Shares Issued	45,521
Total Assets	84,869,820
Liabilities
Payables for Investment Securities Purchased	30,755
Collateral for Securities on Loan	45,158
Payables for Capital Shares Redeemed	67,857
Payables to Vanguard	4,149
Total Liabilities	147,919
Net Assets	84,721,901

Real Estate Index Fund
Statement of Assets and Liabilities (continued)
At January 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	68,779,044
Total Distributable Earnings (Loss)	15,942,857
Net Assets	84,721,901

Investor Shares—Net Assets
Applicable to 5,538,616 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	195,875
Net Asset Value Per Share—Investor Shares	$35.37

ETF Shares—Net Assets
Applicable to 438,503,769 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	46,672,959
Net Asset Value Per Share—ETF Shares	$106.44

Admiral Shares—Net Assets
Applicable to 170,790,852 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	25,763,726
Net Asset Value Per Share—Admiral Shares	$150.85

Institutional Shares—Net Assets
Applicable to 517,794,514 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,089,341
Net Asset Value Per Share—Institutional Shares	$23.35
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,314,456
Dividends—Affiliated Issuers	2,163
Dividends—Vanguard Real Estate II Index Fund	173,896
Non-Cash Dividends	83,767
Interest—Affiliated Issuers	86
Securities Lending—Net	1,342
Total Income	1,575,710
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,354
Management and Administrative—Investor Shares	493
Management and Administrative—ETF Shares	44,770
Management and Administrative—Admiral Shares	25,824
Management and Administrative—Institutional Shares	10,058
Marketing and Distribution—Investor Shares	15
Marketing and Distribution—ETF Shares	1,155
Marketing and Distribution—Admiral Shares	1,022
Marketing and Distribution—Institutional Shares	395
Custodian Fees	106
Auditing Fees	35
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	1,295
Shareholders’ Reports—Admiral Shares	454
Shareholders’ Reports—Institutional Shares	165
Trustees’ Fees and Expenses	36
Total Expenses	88,178
Net Investment Income	1,487,532
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	354,308
Capital Gain Distributions Received—Affiliated Issuers	172
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	12,437
Investment Securities Sold—Unaffiliated Issuers[1]	2,120,154
Investment Securities Sold—Affiliated Issuers[1]	1,696
Investment Securities Sold—Vanguard Real Estate II Index Fund	—
Futures Contracts	75
Swap Contracts	18,460
Realized Net Gain (Loss)	2,507,302

Real Estate Index Fund
Statement of Operations (continued)
Year Ended January 31, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	12,124,608
Investment Securities—Affiliated Issuers	(3,689)
Investment Securities—Vanguard Real Estate II Index Fund	1,956,872
Change in Unrealized Appreciation (Depreciation)	14,077,791
Net Increase (Decrease) in Net Assets Resulting from Operations	18,072,625
1	Includes $2,574,570,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,487,532	1,355,272
Realized Net Gain (Loss)	2,507,302	1,060,800
Change in Unrealized Appreciation (Depreciation)	14,077,791	(7,797,964)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,072,625	(5,381,892)
Distributions
Net Investment Income and/or Realized Capital Gains
Investor Shares	(3,637)	(4,393)
ETF Shares	(811,715)	(714,428)
Admiral Shares	(463,925)	(458,678)
Institutional Shares	(220,900)	(213,294)
Return of Capital
Investor Shares	(1,874)	(3,129)
ETF Shares	(418,428)	(508,885)
Admiral Shares	(239,147)	(326,715)
Institutional Shares	(113,871)	(151,929)
Total Distributions	(2,273,497)	(2,381,451)
Capital Share Transactions
Investor Shares	(35,113)	(29,761)
ETF Shares	6,252,486	(1,176,383)
Admiral Shares	1,052,588	(1,182,290)
Institutional Shares	221,639	356,671
Net Increase (Decrease) from Capital Share Transactions	7,491,600	(2,031,763)
Total Increase (Decrease)	23,290,728	(9,795,106)
Net Assets
Beginning of Period	61,431,173	71,226,279
End of Period	84,721,901	61,431,173
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.23	$31.21	$27.69	$26.40	$27.38
Investment Operations
Net Investment Income[1]	.602	.586	.719	.787	.761
Net Realized and Unrealized Gain (Loss) on Investments	7.475	(2.498)	3.801	1.639	(.614)
Total from Investment Operations	8.077	(1.912)	4.520	2.426	.147
Distributions
Dividends from Net Investment Income	(.620)	(.624)	(.752)	(.851)	(.788)
Distributions from Realized Capital Gains	—	—	—	—	(.011)
Return of Capital	(.317)	(.444)	(.248)	(.285)	(.328)
Total Distributions	(.937)	(1.068)	(1.000)	(1.136)	(1.127)
Net Asset Value, End of Period	$35.37	$28.23	$31.21	$27.69	$26.40
Total Return[2]	28.73%	-5.88%	16.59%	9.53%	0.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$196	$188	$243	$1,871	$2,143
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.25%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.77%	2.18%	2.48%	3.02%	2.87%
Portfolio Turnover Rate[3]	7%	8%	6%	24%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$84.96	$93.93	$83.36	$79.47	$82.43
Investment Operations
Net Investment Income[1]	1.960	1.889	2.335	2.487	2.499
Net Realized and Unrealized Gain (Loss) on Investments	22.486	(7.525)	11.379	4.934	(1.945)
Total from Investment Operations	24.446	(5.636)	13.714	7.421	.554
Distributions
Dividends from Net Investment Income	(1.943)	(1.947)	(2.364)	(2.646)	(2.458)
Distributions from Realized Capital Gains	—	—	—	—	(.034)
Return of Capital	(1.023)	(1.387)	(.780)	(.885)	(1.022)
Total Distributions	(2.966)	(3.334)	(3.144)	(3.531)	(3.514)
Net Asset Value, End of Period	$106.44	$84.96	$93.93	$83.36	$79.47
Total Return	28.88%	-5.80%	16.70%	9.70%	0.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46,673	$32,064	$37,682	$30,857	$32,377
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.90%	2.33%	2.60%	3.15%	3.01%
Portfolio Turnover Rate[2]	7%	8%	6%	24%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$120.40	$133.12	$118.14	$112.63	$116.83
Investment Operations
Net Investment Income[1]	2.761	2.677	3.315	3.507	3.538
Net Realized and Unrealized Gain (Loss) on Investments	31.890	(10.672)	16.121	7.008	(2.761)
Total from Investment Operations	34.651	(7.995)	19.436	10.515	.777
Distributions
Dividends from Net Investment Income	(2.770)	(2.759)	(3.350)	(3.751)	(3.483)
Distributions from Realized Capital Gains	—	—	—	—	(.048)
Return of Capital	(1.431)	(1.966)	(1.106)	(1.254)	(1.447)
Total Distributions	(4.201)	(4.725)	(4.456)	(5.005)	(4.978)
Net Asset Value, End of Period	$150.85	$120.40	$133.12	$118.14	$112.63
Total Return[2]	28.91%	-5.74%	16.73%	9.69%	0.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,764	$19,702	$23,274	$18,223	$17,757
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.11%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.90%	2.33%	2.60%	3.16%	3.01%
Portfolio Turnover Rate[3]	7%	8%	6%	24%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.64	$20.60	$18.28	$17.43	$18.08
Investment Operations
Net Investment Income[1]	.432	.421	.518	.543	.568
Net Realized and Unrealized Gain (Loss) on Investments	4.933	(1.646)	2.496	1.085	(.444)
Total from Investment Operations	5.365	(1.225)	3.014	1.628	.124
Distributions
Dividends from Net Investment Income	(.432)	(.429)	(.522)	(.583)	(.542)
Distributions from Realized Capital Gains	—	—	—	—	(.007)
Return of Capital	(.223)	(.306)	(.172)	(.195)	(.225)
Total Distributions	(.655)	(.735)	(.694)	(.778)	(.774)
Net Asset Value, End of Period	$23.35	$18.64	$20.60	$18.28	$17.43
Total Return	28.91%	-5.68%	16.77%	9.70%	0.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,089	$9,478	$10,027	$8,206	$8,176
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.92%	2.37%	2.63%	3.18%	3.03%
Portfolio Turnover Rate[2]	7%	8%	6%	24%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Notes to Financial Statements
Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in affiliated Vanguard funds are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in

Real Estate Index Fund
the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2022.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Real Estate Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

Real Estate Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $2,603,000, representing less than 0.01% of the fund’s net assets and 1.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Real Estate Index Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	84,614,626	—	568	84,615,194
Temporary Cash Investments	147,613	—	—	147,613
Total	84,762,239	—	568	84,762,807

Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,587,200
Total Distributable Earnings (Loss)	(2,587,200)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,552,105)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	18,385,812

Real Estate Index Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,500,177	1,390,793
Long-Term Capital Gains	—	—
Return of Capital	773,321	990,658
Total	2,273,498	2,381,451
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	66,376,995
Gross Unrealized Appreciation	22,392,660
Gross Unrealized Depreciation	(4,006,848)
Net Unrealized Appreciation (Depreciation)	18,385,812
E.	During the year ended January 31, 2022, the fund purchased $19,126,871,000 of investment securities and sold $11,774,593,000 of investment securities, other than temporary cash investments. Purchases and sales include $12,141,128,000 and $6,040,747,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $46,697,000 and sales were $26,976,000, resulting in net realized loss of $5,125,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	40,853	1,192	16,000	586
Issued in Lieu of Cash Distributions	5,511	161	7,522	282
Redeemed	(81,477)	(2,463)	(53,283)	(2,013)
Net Increase (Decrease)—Investor Shares	(35,113)	(1,110)	(29,761)	(1,145)

Real Estate Index Fund
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	12,323,320	119,786	8,299,471	100,643
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,070,834)	(58,700)	(9,475,854)	(124,400)
Net Increase (Decrease)—ETF Shares	6,252,486	61,086	(1,176,383)	(23,757)
Admiral Shares
Issued	4,265,102	29,377	3,229,939	28,465
Issued in Lieu of Cash Distributions	616,726	4,188	688,666	6,053
Redeemed	(3,829,240)	(26,405)	(5,100,895)	(45,719)
Net Increase (Decrease)—Admiral Shares	1,052,588	7,160	(1,182,290)	(11,201)
Institutional Shares
Issued	2,230,405	98,845	1,959,562	112,493
Issued in Lieu of Cash Distributions	311,998	13,695	343,567	19,520
Redeemed	(2,320,764)	(103,325)	(1,946,458)	(110,090)
Net Increase (Decrease)—Institutional Shares	221,639	9,215	356,671	21,923
G.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2022 Market Value ($000)
Easterly Government Properties Inc.	NA [2]	26,042	10,207	1,662	(3,637)	2,163	163	90,343
Vanguard Market Liquidity Fund	353,714	NA [3]	NA [3]	34	(52)	86	9	147,613
Vanguard Real Estate II Index Fund	7,399,530	263,123	—	—	1,956,872	173,896	12,437	9,542,041
Total	7,753,244	289,165	10,207	1,696	1,953,183	176,145	12,609	9,779,997
1	Does not include adjustments related to return of capital.
2	Not applicable—at January 31, 2021, the issuer was not an affiliated company of the fund.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
H.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus

Real Estate Index Fund
performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.

Real Estate II Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 26, 2017, Through January 31, 2022
Initial Investment of $100,000,000
		Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	28.96%	9.99%	$151,269,360
Real Estate Spliced Index	29.05	10.06	151,683,300
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	15.91	190,031,180
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Real Estate II Index Fund
Fund Allocation
As of January 31, 2022
Diversified Real Estate Activities	0.1%
Diversified REITs	3.1
Health Care REITs	8.0
Hotel & Resort REITs	2.5
Industrial REITs	12.4
Office REITs	6.6
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	4.7
Residential REITs	15.2
Retail REITs	10.9
Specialized REITs	36.0
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate II Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (94.6%)
Diversified REITs (3.0%)
	WP Carey Inc.	1,121,058	86,994
	STORE Capital Corp.	1,482,344	47,005
	Broadstone Net Lease Inc.	963,505	22,267
*	DigitalBridge Group Inc.	2,987,563	21,809
	PS Business Parks Inc.	125,327	20,925
	Essential Properties Realty Trust Inc.	717,591	19,052
	Washington REIT	512,488	12,618
	American Assets Trust Inc.	311,378	11,200
	Alexander & Baldwin Inc.	438,620	10,066
	iStar Inc.	434,384	9,326
	Global Net Lease Inc.	609,423	8,739
	Empire State Realty Trust Inc. Class A	888,129	7,922
	Armada Hoffler Properties Inc.	370,104	5,193
	Gladstone Commercial Corp.	223,424	5,181
	One Liberty Properties Inc.	100,488	3,065
			291,362
Health Care REITs (8.0%)
	Welltower Inc.	2,561,517	221,904
	Ventas Inc.	2,385,234	126,465
	Healthpeak Properties Inc.	3,267,061	115,556
	Medical Properties Trust Inc.	3,611,117	82,189
	Omega Healthcare Investors Inc.	1,448,002	45,583
	Healthcare Trust of America Inc. Class A	1,326,645	43,182
	Healthcare Realty Trust Inc.	882,449	27,374
	Physicians Realty Trust	1,318,480	24,076
	Sabra Health Care REIT Inc.	1,337,052	18,197
	National Health Investors Inc.	263,791	15,255
	CareTrust REIT Inc.	587,685	12,465
	LTC Properties Inc.	238,652	8,608
		Shares	Market Value• ($000)
	Community Healthcare Trust Inc.	142,218	6,448
	Global Medical REIT Inc.	369,554	6,249
	Universal Health Realty Income Trust	83,799	4,886
	Diversified Healthcare Trust	1,442,161	4,399
			762,836
Hotel & Resort REITs (2.5%)
*	Host Hotels & Resorts Inc.	4,328,996	75,065
*	Ryman Hospitality Properties Inc.	317,236	28,044
	Apple Hospitality REIT Inc.	1,316,203	21,230
*	Park Hotels & Resorts Inc.	1,034,250	18,823
	Pebblebrook Hotel Trust	795,462	17,222
*	Sunstone Hotel Investors Inc.	1,325,788	14,995
	RLJ Lodging Trust	1,009,138	13,976
*	Xenia Hotels & Resorts Inc.	691,847	11,997
*	DiamondRock Hospitality Co.	1,275,857	11,929
	Service Properties Trust	997,984	8,533
*	Summit Hotel Properties Inc.	644,236	6,069
*	Chatham Lodging Trust	294,959	3,914
*	CorePoint Lodging Inc.	247,776	3,892
			235,689
Industrial REITs (12.4%)
	Prologis Inc.	4,481,166	702,737
	Duke Realty Corp.	2,293,358	132,510
	Rexford Industrial Realty Inc.	834,916	61,091
	EastGroup Properties Inc.	244,927	48,963
	First Industrial Realty Trust Inc.	782,769	47,577
	STAG Industrial Inc.	982,239	41,971
	Americold Realty Trust	1,332,769	37,917
	Terreno Realty Corp.	427,597	31,971
	Innovative Industrial Properties Inc.	145,115	28,760
	LXP Industrial Trust	1,684,078	25,076

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Monmouth Real Estate Investment Corp.	565,683	11,874
	Industrial Logistics Properties Trust	395,586	9,071
	Plymouth Industrial REIT Inc.	183,830	5,285
			1,184,803
Office REITs (6.6%)
	Alexandria Real Estate Equities Inc.	877,402	170,953
	Boston Properties Inc.	899,343	100,798
	Kilroy Realty Corp.	635,364	40,663
	Vornado Realty Trust	987,119	40,482
	Cousins Properties Inc.	901,371	34,757
	Douglas Emmett Inc.	1,063,787	33,211
	SL Green Realty Corp.	407,153	29,527
	Highwoods Properties Inc.	631,834	27,245
	Hudson Pacific Properties Inc.	925,016	21,858
	JBG SMITH Properties	718,889	19,698
*	Equity Commonwealth	740,169	19,274
	Corporate Office Properties Trust	680,114	17,180
	Piedmont Office Realty Trust Inc. Class A	753,490	13,382
	Brandywine Realty Trust	1,037,974	13,348
	Easterly Government Properties Inc. Class A	546,565	11,461
	Paramount Group Inc.	1,061,120	9,221
	Office Properties Income Trust	292,482	7,452
*	Veris Residential Inc.	440,029	7,261
*	Orion Office REIT Inc.	333,914	5,556
	City Office REIT Inc.	264,201	4,711
	Franklin Street Properties Corp.	618,311	3,432
			631,470
Residential REITs (15.2%)
	AvalonBay Communities Inc.	846,309	206,694
	Equity Residential	2,156,380	191,336
	Invitation Homes Inc.	3,494,440	146,697
	Mid-America Apartment Communities Inc.	703,278	145,354
	Sun Communities Inc.	702,588	132,761
	Essex Property Trust Inc.	394,233	131,082
	UDR Inc.	1,799,378	102,277
	Camden Property Trust	609,641	97,597
	Equity LifeStyle Properties Inc.	1,058,233	82,849
	American Homes 4 Rent Class A	1,757,807	68,783
	Apartment Income REIT Corp.	951,517	50,259
	American Campus Communities Inc.	843,044	44,057
		Shares	Market Value• ($000)
	Independence Realty Trust Inc.	636,330	14,629
	NexPoint Residential Trust Inc.	137,484	10,903
	Centerspace	84,999	8,107
	UMH Properties Inc.	286,995	6,773
*	Apartment Investment & Management Co. Class A	906,153	6,370
	Preferred Apartment Communities Inc.	318,474	5,312
			1,451,840
Retail REITs (10.9%)
	Simon Property Group Inc.	1,991,972	293,218
	Realty Income Corp.	3,340,321	231,852
	Kimco Realty Corp.	3,530,107	85,640
	Regency Centers Corp.	926,748	66,494
	Federal Realty Investment Trust	424,271	54,090
	National Retail Properties Inc.	1,064,497	47,242
	Brixmor Property Group Inc.	1,800,552	45,662
	Spirit Realty Capital Inc.	722,047	34,268
	Kite Realty Group Trust	1,323,840	27,642
	Agree Realty Corp.	417,935	27,325
	Macerich Co.	1,292,314	21,375
	SITE Centers Corp.	1,022,246	15,140
	Retail Opportunity Investments Corp.	735,405	13,627
	Urban Edge Properties	709,580	12,943
	Tanger Factory Outlet Centers Inc.	629,716	10,712
	Acadia Realty Trust	535,742	10,603
	Getty Realty Corp.	230,717	6,845
	RPT Realty	491,814	6,207
	American Finance Trust Inc. Class A	714,087	5,898
	NETSTREIT Corp.	239,689	5,417
	Saul Centers Inc.	86,124	4,253
	Alexander's Inc.	13,920	3,665
	Urstadt Biddle Properties Inc. Class A	183,406	3,611
*	Seritage Growth Properties Class A	238,312	2,469
*,1	Spirit MTA REIT	257,871	69
			1,036,267
Specialized REITs (36.0%)
	American Tower Corp.	2,758,978	693,883
	Crown Castle International Corp.	2,619,900	478,158
	Equinix Inc.	544,052	394,383
	Public Storage	955,971	342,744
	Digital Realty Trust Inc.	1,713,044	255,638
	SBA Communications Corp.	664,093	216,122
	Weyerhaeuser Co.	4,545,096	183,758

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Extra Space Storage Inc.	811,102	160,752
	VICI Properties Inc.	3,721,651	106,514
	Iron Mountain Inc.	1,754,644	80,573
	CyrusOne Inc.	751,769	67,546
	Life Storage Inc.	474,723	64,064
	CubeSmart	1,223,082	62,059
	Gaming & Leisure Properties Inc.	1,348,786	60,938
	Lamar Advertising Co. Class A	525,949	58,254
	MGM Growth Properties LLC Class A	949,641	36,922
	National Storage Affiliates Trust	510,616	31,434
	Rayonier Inc.	856,885	31,311
	Outfront Media Inc.	883,317	21,942
	PotlatchDeltic Corp.	406,749	21,879
	EPR Properties	453,901	19,958
	Uniti Group Inc.	1,412,951	17,040
	Four Corners Property Trust Inc.	461,514	12,493
	Safehold Inc.	96,802	5,992
	Gladstone Land Corp.	180,569	5,504
*	GEO Group Inc.	132,759	894
			3,430,755
Total Equity Real Estate Investment Trusts (REITs) (Cost $6,638,121)			9,025,022
Real Estate Management & Development (5.3%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	195,896	9,503
	RMR Group Inc. Class A	93,403	2,990
			12,493
Real Estate Development (0.3%)
*	Howard Hughes Corp.	250,809	24,156
*	Forestar Group Inc.	105,328	2,101
			26,257
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	768,643	17,263
*	FRP Holdings Inc.	37,125	2,097
			19,360
		Shares	Market Value• ($000)
Real Estate Services (4.7%)
*	CBRE Group Inc. Class A	2,035,254	206,253
*	Jones Lang LaSalle Inc.	307,376	77,087
*	Zillow Group Inc. Class C	1,013,871	51,180
*	Zillow Group Inc. Class A	372,782	18,587
*	Cushman & Wakefield plc	811,054	17,024
*	Redfin Corp.	573,329	16,953
	Newmark Group Inc. Class A	1,055,351	16,157
*	Realogy Holdings Corp.	706,332	11,655
	eXp World Holdings Inc.	399,049	10,830
*	Opendoor Technologies Inc.	732,708	7,276
*	Marcus & Millichap Inc.	143,729	6,728
	RE/MAX Holdings Inc. Class A	114,415	3,405
*	Douglas Elliman Inc.	395,541	3,069
			446,204
Total Real Estate Management & Development (Cost $434,095)			504,314
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2]	Vanguard Market Liquidity Fund, 0.120% (Cost $13,445)	134,466	13,445
Total Investments (100.0%) (Cost $7,085,661)			9,542,781
Other Assets and Liabilities—Net (0.0%)			(740)
Net Assets (100%)			9,542,041
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Americold Realty Trust	1/31/23	GSI	7,113	(0.070)	—	—
Park Hotels & Resorts Inc.	1/31/23	GSI	7,280	(0.070)	—	—
					—	—
1	Based on USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,072,216)	9,529,336
Affiliated Issuers (Cost $13,445)	13,445
Total Investments in Securities	9,542,781
Investment in Vanguard	334
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,370
Receivables for Investment Securities Sold	3,463
Receivables for Accrued Income	2,948
Total Assets	9,550,896
Liabilities
Payables for Investment Securities Purchased	8,523
Payables to Vanguard	332
Total Liabilities	8,855
Net Assets	9,542,041
At January 31, 2022, net assets consisted of:

Paid-in Capital	7,088,758
Total Distributable Earnings (Loss)	2,453,283
Net Assets	9,542,041

Net Assets
Applicable to 371,450,920 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,542,041
Net Asset Value Per Share	$25.69
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends	173,127
Non-Cash Dividends	10,899
Interest [1]	5
Securities Lending—Net	140
Total Income	184,171
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,072
Management and Administrative	6,027
Marketing and Distribution	112
Custodian Fees	22
Auditing Fees	39
Shareholders’ Reports	—
Trustees’ Fees and Expenses	2
Total Expenses	7,274
Net Investment Income	176,897
Realized Net Gain (Loss)
Capital Gain Distributions Received	46,985
Investment Securities Sold[1]	8,870
Futures Contracts	9
Swap Contracts	(2,480)
Realized Net Gain (Loss)	53,384
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	1,912,230
Net Increase (Decrease) in Net Assets Resulting from Operations	2,142,511
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, $3,000, and ($5,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	176,897	165,977
Realized Net Gain (Loss)	53,384	(9,691)
Change in Unrealized Appreciation (Depreciation)	1,912,230	(604,377)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,142,511	(448,091)
Distributions
Net Investment Income and/or Realized Capital Gains	(186,333)	(163,444)
Return of Capital	(76,790)	(119,057)
Total Distributions	(263,123)	(282,501)
Capital Share Transactions
Issued	—	—
Issued in Lieu of Cash Distributions	263,123	282,501
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	263,123	282,501
Total Increase (Decrease)	2,142,511	(448,091)
Net Assets
Beginning of Period	7,399,530	7,847,621
End of Period	9,542,041	7,399,530
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Financial Highlights
For a Share Outstanding Throughout Each Period		Year Ended January 31,			September 26, 2017[1] to January 31, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.50	$22.64	$20.10	$19.17	$20.00
Investment Operations
Net Investment Income[2]	.484	.471	.571	.611	.268
Net Realized and Unrealized Gain (Loss) on Investments	5.427	(1.808)	2.752	1.176	(.834)
Total from Investment Operations	5.911	(1.337)	3.323	1.787	(.566)
Distributions
Dividends from Net Investment Income	(.477)	(.465)	(.590)	(.626)	(.225)
Distributions from Realized Capital Gains	(.034)	—	—	—	(.030)
Return of Capital	(.210)	(.338)	(.193)	(.231)	(.009)
Total Distributions	(.721)	(.803)	(.783)	(.857)	(.264)
Net Asset Value, End of Period	$25.69	$20.50	$22.64	$20.10	$19.17
Total Return	28.96%	-5.70%	16.78%	9.68%	-2.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,542	$7,400	$7,848	$6,719	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08% [3]
Ratio of Net Investment Income to Average Net Assets	1.95%	2.41%	2.63%	3.22%	3.84% [3]
Portfolio Turnover Rate	6%	4%	3%	23%	1%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Notes to Financial Statements
Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2022, the Real Estate Index Fund was the record and beneficial owner of 100% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of

Real Estate II Index Fund
the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2022.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Real Estate II Index Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund

Real Estate II Index Fund
Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $334,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Real Estate II Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	9,529,267	—	69	9,529,336
Temporary Cash Investments	13,445	—	—	13,445
Total	9,542,712	—	69	9,542,781

Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements and designation of dividends paid were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,439,340
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	180,753	163,444
Long-Term Capital Gains	5,580	—
Return of Capital	76,790	119,057
Total	263,123	282,501
*	Includes short-term capital gains, if any.

Real Estate II Index Fund
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,103,441
Gross Unrealized Appreciation	2,993,240
Gross Unrealized Depreciation	(553,900)
Net Unrealized Appreciation (Depreciation)	2,439,340
E.	During the year ended January 31, 2022, the fund purchased $749,749,000 of investment securities and sold $507,539,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $6,341,000 and sales were $4,072,000, resulting in net realized loss of $210,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended January 31,
	2022 Shares (000)	2021 Shares (000)

Issued	—	—
Issued in Lieu of Cash Distributions	10,506	14,371
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	10,506	14,371
G.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the "Funds") as of January 31, 2022, the related statements of operations for the year ended January 31, 2022, the statements of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Real Estate Index Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $40,749,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $1,310,711,000 of qualified business income to shareholders during the fiscal year.

Special 2021 tax information (unaudited) for Vanguard Real Estate II Index Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $4,444,000 of qualified dividend income to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.
The fund distributed $5,580,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The fund designates $5,580,000 of its capital gain dividends as 20% rate gain distributions and $0 as unrecaptured section 1250 gain distributions (25% rate gain).
The fund distributed $156,582,000 of qualified business income to shareholders during the fiscal year.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent No. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q1230 032022

Annual Report   |   January 31, 2022
Vanguard Dividend Growth Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Trustees Approve Advisory Arrangement	23
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the fiscal year ended January 31, 2022, Vanguard Dividend Growth Fund returned 25.66%, outpacing its benchmark’s 20.77% gain.
•	The U.S. economy continued to heal over the 12 months. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the Federal Reserve’s monetary stance turned less accommodative. U.S. stocks nevertheless finished the period significantly higher.
•	Dividend-paying stocks kept up with the brisk pace set by the broad U.S. stock market during the fiscal year. Large- and mid-capitalization stocks significantly outperformed small-caps, while value stocks rose more than their growth counterparts.
•	Stock selection in the financial sector helped relative returns most. Other contributors included holdings in the consumer staples and industrial sectors. Results—on both an absolute and a relative basis—were slightly hampered by stock selection in materials and consumer discretionary.
•	Please note that the fund’s previous benchmark, the NASDAQ US Dividend Achievers Select Index, was replaced with the S&P U.S. Dividend Growers Index in September 2021.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

Advisor’s Report
For the 12 months ended January 31, 2022, Vanguard Dividend Growth Fund returned 25.66%, outperforming the 20.77% return of the fund’s spliced benchmark, the NASDAQ US Dividend Achievers Select Index through September 19, 2021, and the S&P U.S. Dividend Growers Index thereafter.
The investment environment
U.S. equities, as measured by the S&P 500 Index, advanced during 2021 amid the accelerating global rollout of vaccines, a favorable outlook for global economic growth, fiscal and monetary stimulus, and strong corporate earnings. However, markets contended with volatile COVID-19 trends, fluctuating economic growth projections, and the imminent prospect of reduced quantitative easing and policy tightening.
Inflation surged amid severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Fears that inflation could persist for longer than expected prompted the Federal Reserve to announce an accelerated tapering of asset purchases. The Fed in December also projected three interest rate hikes in 2022, up from its September forecast of one. President Biden signed into law a roughly $1 trillion infrastructure bill, but the Democrats’ $1.75 trillion spending and climate change plan faced an uncertain fate. The rapid spread of the Omicron COVID-19 variant prompted a flurry of new restrictions and event cancellations to end 2021.
As 2022 begins, investor concern has heightened. Markets have long been driven by a short list of technology stocks, boosted by high risk tolerance, strong support from retail investors, and an appetite for perceived growth. The growth factor seems to be fading in the face of inflation and rate worries, and value stocks now seem poised to seize the day. We believe the emerging investment backdrop could benefit our investments meaningfully. If we are right about the arrival of inflation, the companies in the fund should be well-positioned to navigate the challenges. Our companies are strongly profitable, steady compounders that grow over time. Importantly, they are well-financed with little debt, making rate increases less of a threat. This translates into steady financial results that ultimately produce strong, predictable dividend growth.
The fund’s successes
Stock selection in financials, consumer staples, and industrials contributed most to relative performance during the fiscal year. Our lack of exposure to utilities and an out-of-benchmark allocation to real estate also benefited results. Among the top absolute contributors were American Express (financials), UnitedHealth Group (health care), and Marsh & McLennan (financials).
Shares of American Express, a globally integrated payments company, rose on strong earnings, aided by the release of provisions and a recovery in card-member spending. Customer acquisition

2

acceleration and increasing demand also helped.
Managed-care provider UnitedHealth Group reported strong earnings in the third quarter as its Optum unit saw growth in all three of its businesses. Revenue for UnitedHealthcare and Optum grew 11% year over year. Momentum in both groups continued in the fourth quarter, with results beating consensus expectations on the top and bottom line amid solid demand trends and upside potential from the Change Healthcare acquisition.
Shares of insurance company Marsh & McLennan rose during the period, benefiting from strength in the risk and insurance services business as well as the e-consulting business.
On a “run-rate” basis, the fund is expected to produce a mean, asset-weighted dividend growth of 20.2% for calendar-year 2022. Our run-rate calculation is a rough estimate of potential dividend growth: It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases even if their absolute cash dividend is small. The run-rate calculation also is not an accurate reflection of growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.
Some holdings with recent notable dividend run-rate increases include Visa (23.0%), Marsh & McLennan (16.3%), and Union Pacific (21.6%).
The fund’s shortfalls
Our underweight to information technology and overweight to health care were the largest detractors from relative results. Stock selection in materials and consumer discretionary also weighed on relative performance.
Our largest absolute detractors included Ecolab (materials), Texas Instruments (information technology), and Amgen (health care).
Shares of U.S.-based chemical company Ecolab fell sharply after the company revised guidance for the fourth quarter below the previously announced double-digit growth outlook. Ecolab absorbed significant short-term cost increases to assure seamless customer supply, putting pressure on operating margins.
Texas Instruments, a semiconductor design and manufacturing company, faced headwinds amid the broad decline in the technology sector. Concerns over lingering chip shortages in automotive and industrial companies and supply chain bottlenecks weighed on the stock.
Biotechnology company Amgen continued to face pressures from COVID-19, which drove a decrease in product sales from
3

deferred visits and fewer diagnoses. Patient visits, procedure volumes, and new-patient enrollments remained at pre-pandemic levels but earnings guidance for 2021 was lowered.
In an ideal world, investment results would not be measured and assessed over a year, a quarter, or some shorter period. The practice of investment management would benefit from ignoring the calendar altogether, but the business of investment management would not. As stewards of your capital, we owe you an ongoing assessment of how we are doing, but we think of those performance updates as resembling chapters in a book. It is hard to evaluate a book by reading a single chapter.
The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to achieve this by carefully building the Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. At the end of the period, the fund had significant absolute weights in industrials, health care, and consumer staples but less exposure (below 5%) to communication services, real estate, and materials. We did not hold any stocks in utilities or energy.
Working on behalf of the fund’s shareholders, we are continually trying to balance the virtue of rigid adherence to a focused approach to investment with the need to adjust and protect when necessary. We have high confidence in our investment approach and conviction that patience and careful stock picking will deliver in the long term.
Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
February 10, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2022
Dividend Growth Fund	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,045.20	$1.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Dividend Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Growth Fund	25.66%	15.82%	13.94%	$36,882
Dividend Growth Spliced Index	20.77	15.66	13.61	35,824
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306
Dividend Growth Spliced Index: NASDAQ US Dividend Achievers Select Index through September 19, 2021; S&P U.S. Dividend Growers Index thereafter.
See Financial Highlights for dividend and capital gains information.
7

Dividend Growth Fund
Fund Allocation
As of January 31, 2022
Communication Services	1.9%
Consumer Discretionary	11.2
Consumer Staples	17.2
Financials	9.0
Health Care	19.9
Industrials	20.5
Information Technology	12.6
Materials	4.9
Real Estate	2.8
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
8

Dividend Growth Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.3%)
Communication Services (1.9%)
Comcast Corp. Class A	20,582,810	1,028,935
Consumer Discretionary (11.2%)
TJX Cos. Inc.	28,672,313	2,063,547
McDonald's Corp.	6,064,699	1,573,486
NIKE Inc. Class B	9,743,270	1,442,686
Home Depot Inc.	2,614,658	959,527
		6,039,246
Consumer Staples (17.1%)
Colgate-Palmolive Co.	24,316,222	2,004,872
Coca-Cola Co.	30,976,179	1,889,857
Procter & Gamble Co.	11,230,555	1,801,942
PepsiCo Inc.	8,262,017	1,433,625
Costco Wholesale Corp.	2,105,186	1,063,393
Diageo plc	20,539,642	1,036,459
		9,230,148
Financials (8.9%)
American Express Co.	7,647,407	1,375,157
Marsh & McLennan Cos. Inc.	8,771,802	1,347,700
Chubb Ltd.	6,809,673	1,343,412
PNC Financial Services Group Inc.	3,760,519	774,629
		4,840,898
Health Care (19.8%)
Johnson & Johnson	11,479,455	1,977,795
UnitedHealth Group Inc.	4,104,685	1,939,751
Merck & Co. Inc.	15,428,156	1,257,086
Medtronic plc	12,112,162	1,253,488
Baxter International Inc.	13,589,184	1,161,060
Pfizer Inc.	21,646,958	1,140,578
Stryker Corp.	4,476,898	1,110,495
Danaher Corp.	3,068,975	877,082
		10,717,335
Industrials (20.3%)
Northrop Grumman Corp.	4,467,888	1,652,672
Honeywell International Inc.	7,334,187	1,499,694
		Shares	Market Value• ($000)
	Union Pacific Corp.	6,062,113	1,482,490
	General Dynamics Corp.	5,931,514	1,258,074
	Raytheon Technologies Corp.	13,474,332	1,215,250
	United Parcel Service Inc. Class B	5,618,451	1,136,107
	Canadian National Railway Co.	9,014,434	1,098,695
	Lockheed Martin Corp.	2,820,624	1,097,589
	Deere & Co.	1,527,398	574,913
			11,015,484
Information Technology (12.5%)
	Visa Inc. Class A	7,240,488	1,637,581
	Microsoft Corp.	4,116,907	1,280,276
	Accenture plc Class A	3,372,716	1,192,525
	Mastercard Inc. Class A	2,944,418	1,137,664
	Automatic Data Processing Inc.	4,192,665	864,402
	Texas Instruments Inc.	3,653,893	655,837
			6,768,285
Materials (4.8%)
	Linde plc	4,619,563	1,472,162
	Ecolab Inc.	6,042,136	1,144,683
			2,616,845
Real Estate (2.8%)
	Public Storage	2,303,005	825,697
	American Tower Corp.	2,796,808	703,397
			1,529,094
Total Common Stocks (Cost $28,766,461)			53,786,270
Temporary Cash Investments (0.7%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 0.120%	262	26
9

Dividend Growth Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (0.7%)
Credit Agricole Securities (USA) Inc. 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $7,600,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 1.000%, 2/15/49, with a value of $7,752,000)	7,600	7,600
RBS Securities Inc. 0.050%, 2/1/22 (Dated 1/31/22, Repurchase Value $191,800,000, collateralized by U.S. Treasury Note/Bond 0.750%–2.875%, 11/15/22–4/30/26, with a value of $195,636,000)	191,800	191,800
	Face Amount ($000)	Market Value• ($000)
Societe Generale 0.045%, 2/1/22 (Dated 1/31/22, Repurchase Value $176,600,000, collateralized by Fannie Mae 1.475%–5.500%, 11/1/26–5/1/42, Federal Home Loan Bank 0.900%, 2/26/27, Freddie Mac 2.053%–6.000%, 6/1/29–9/1/37, Ginnie Mae 2.000%, 3/20/28, U.S. Treasury Bill 0.000%, 3/10/22–7/21/22, and U.S. Treasury Note/Bond 0.125%–7.250%, 5/15/22–11/15/50, with a value of $180,132,000)	176,600	176,600
		376,000
Total Temporary Cash Investments (Cost $376,026)		376,026
Total Investments (100.0%) (Cost $29,142,487)		54,162,296
Other Assets and Liabilities—Net (0.0%)		23,287
Net Assets (100%)		54,185,583
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Dividend Growth Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $29,142,461)	54,162,270
Affiliated Issuers (Cost $26)	26
Total Investments in Securities	54,162,296
Investment in Vanguard	1,811
Cash	15
Receivables for Accrued Income	59,554
Receivables for Capital Shares Issued	21,859
Total Assets	54,245,535
Liabilities
Payables to Investment Advisor	18,524
Payables for Capital Shares Redeemed	38,126
Payables to Vanguard	3,302
Total Liabilities	59,952
Net Assets	54,185,583
At January 31, 2022, net assets consisted of:

Paid-in Capital	27,743,765
Total Distributable Earnings (Loss)	26,441,818
Net Assets	54,185,583

Net Assets
Applicable to 1,431,457,428 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	54,185,583
Net Asset Value Per Share	$37.85

See accompanying Notes, which are an integral part of the Financial Statements.
11

Dividend Growth Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends[1]	946,814
Interest[2]	171
Securities Lending—Net	20
Total Income	947,005
Expenses
Investment Advisory Fees—Note B
Basic Fee	67,630
Performance Adjustment	(1,453)
The Vanguard Group—Note C
Management and Administrative	68,062
Marketing and Distribution	3,754
Custodian Fees	249
Auditing Fees	29
Shareholders’ Reports	474
Trustees’ Fees and Expenses	33
Total Expenses	138,778
Net Investment Income	808,227
Realized Net Gain (Loss)
Investment Securities Sold[2]	3,427,360
Foreign Currencies	(832)
Realized Net Gain (Loss)	3,426,528
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	7,167,379
Foreign Currencies	(157)
Change in Unrealized Appreciation (Depreciation)	7,167,222
Net Increase (Decrease) in Net Assets Resulting from Operations	11,401,977
1	Dividends are net of foreign withholding taxes of $4,563,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Dividend Growth Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	808,227	784,821
Realized Net Gain (Loss)	3,426,528	878,816
Change in Unrealized Appreciation (Depreciation)	7,167,222	1,268,012
Net Increase (Decrease) in Net Assets Resulting from Operations	11,401,977	2,931,649
Distributions
Total Distributions	(2,973,671)	(1,319,788)
Capital Share Transactions
Issued	5,053,981	8,038,783
Issued in Lieu of Cash Distributions	2,627,602	1,167,534
Redeemed	(7,022,848)	(8,743,894)
Net Increase (Decrease) from Capital Share Transactions	658,735	462,423
Total Increase (Decrease)	9,087,041	2,074,284
Net Assets
Beginning of Period	45,098,542	43,024,258
End of Period	54,185,583	45,098,542

See accompanying Notes, which are an integral part of the Financial Statements.
13

Dividend Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.82	$30.63	$26.03	$27.85	$23.72
Investment Operations
Net Investment Income[1]	.576	.557	.536	.520	.514
Net Realized and Unrealized Gain (Loss) on Investments	7.593	1.572	5.499	(.178)	4.985
Total from Investment Operations	8.169	2.129	6.035	.342	5.499
Distributions
Dividends from Net Investment Income	(.574)	(.539)	(.525)	(.526)	(.509)
Distributions from Realized Capital Gains	(1.565)	(.400)	(.910)	(1.636)	(.860)
Total Distributions	(2.139)	(.939)	(1.435)	(2.162)	(1.369)
Net Asset Value, End of Period	$37.85	$31.82	$30.63	$26.03	$27.85
Total Return[2]	25.66%	7.03%	23.33%	1.63%	23.65%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54,186	$45,099	$43,024	$32,856	$34,706
Ratio of Total Expenses to Average Net Assets[3]	0.27%	0.26%	0.27%	0.22%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.56%	1.85%	1.82%	1.93%	2.00%
Portfolio Turnover Rate	15%	15%	17%	23%	15%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), 0.00%, (0.05%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.
14

Dividend Growth Fund
Notes to Financial Statements
Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
15

Dividend Growth Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
16

Dividend Growth Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for periods prior to September 20, 2021, and to the new benchmark S&P U.S. Dividend Growers Index, beginning September 20, 2021, for the preceding three years. The benchmark change will be fully phased in by October 2024. For the year ended January 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net decrease of $1,453,000 (less than 0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $1,811,000, representing less than 0.01% of the fund’s net assets and 0.72% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
17

Dividend Growth Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	52,749,811	1,036,459	—	53,786,270
Temporary Cash Investments	26	376,000	—	376,026
Total	52,749,837	1,412,459	—	54,162,296
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	137,393
Total Distributable Earnings (Loss)	(137,393)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	136,981
Undistributed Long-Term Gains	1,291,496
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	25,013,341
18

Dividend Growth Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,045,281	758,303
Long-Term Capital Gains	1,928,390	561,485
Total	2,973,671	1,319,788
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	29,148,956
Gross Unrealized Appreciation	25,180,443
Gross Unrealized Depreciation	(167,102)
Net Unrealized Appreciation (Depreciation)	25,013,341
F.	During the year ended January 31, 2022, the fund purchased $7,715,673,000 of investment securities and sold $9,144,624,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $83,252,000 and sales were $68,711,000, resulting in net realized gain of $12,550,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended January 31,
	2022 Shares (000)	2021 Shares (000)

Issued	137,831	276,842
Issued in Lieu of Cash Distributions	68,554	37,383
Redeemed	(192,414)	(301,167)
Net Increase (Decrease) in Shares Outstanding	13,971	13,058
H.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
19

Dividend Growth Fund
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Dividend Growth Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Special 2021 tax information (unaudited) for Vanguard Dividend Growth Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For corporate shareholders, 67.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The fund distributed $878,532,000 of qualified dividend income to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $2,052,423,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
22

Trustees Approve Advisory Arrangement
Effective September 20, 2021, the board of trustees of Vanguard Dividend Growth Fund approved an amendment to the existing investment advisory agreement with Wellington Management Company llp (Wellington Management) wherein the performance compensation benchmark was changed from the NASDAQ US Dividend Achievers Select Index to the S&P U.S. Dividend Growers Index. The board believes that the S&P U.S. Dividend Growers Index accurately reflects the investment strategy of the fund. The board determined that the amended agreement was in the best interests of the fund and its shareholders.
At its December 2021 meeting, the board renewed the fund’s investment advisory arrangement with Wellington Management. The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision to renew the investment advisory arrangement upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.
Prior to the meeting in December, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the continuation of the advisory arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the portfolio manager of the fund has nearly three decades of industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the advisor seeks to purchase these businesses when short-term
23

dislocations have made the share price attractive. Wellington Management has advised the fund since its inception in 1992.
The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
24

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City
(business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q570 032022

Annual Report   |   January 31, 2022
Vanguard Dividend Appreciation Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, Vanguard Dividend Appreciation Index Fund returned 20.71% for ETF Shares (based on net asset value) and 20.67% for Admiral Shares. Those results were in line with the 20.77% return of its benchmark index after considering the cost of running the fund.
•	The U.S. economy continued to heal over the 12 months. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the monetary stance of the Federal Reserve turned less accommodative. Nevertheless, U.S. stocks finished the period significantly higher.
•	Dividend-paying stocks kept up with the brisk pace set by the broad U.S. stock market during the fiscal year. Large- and mid-capitalization stocks significantly outperformed small-caps, while value stocks rose more than their growth counterparts.
•	All nine of the fund’s industry sectors recorded positive results. Information technology was a standout performer, followed by industrials, with financials, consumer discretionary, and consumer staples also performing strongly. Despite positive gains, utilities contributed the least to portfolio performance.
•	Please note that in September 2021 the fund’s target benchmark changed from the NASDAQ US Dividend Achievers Select Index to the S&P U.S. Dividend Growers Index.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,028.30	$0.31
Admiral™ Shares	1,000.00	1,028.10	0.41
Based on Hypothetical 5% Yearly Return
Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,024.90	$0.31
Admiral Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.06% for ETF Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Dividend Appreciation Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Appreciation Index Fund ETF Shares Net Asset Value	20.71%	15.58%	13.54%	$35,588
Dividend Appreciation Index Fund ETF Shares Market Price	20.76	15.58	13.52	35,550
Spliced S&P U.S. Dividend Growers Index	20.77	15.66	13.61	35,824
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306
Spliced S&P U.S. Dividend Growers Index: NASDAQ US Dividend Achievers Select Index through September 19, 2021; S&P U.S. Dividend Growers Index thereafter.

	One Year	Five Years	Since Inception (12/19/2013)	Final Value of a $10,000 Investment
Dividend Appreciation Index Fund Admiral Shares	20.67%	15.57%	12.43%	$25,880
Spliced S&P U.S. Dividend Growers Index	20.77	15.66	12.51	26,037
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	13.48	27,916
Spliced S&P U.S. Dividend Growers Index: NASDAQ US Dividend Achievers Select Index through September 19, 2021; S&P U.S. Dividend Growers Index thereafter.
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

Dividend Appreciation Index Fund
Cumulative Returns of ETF Shares: January 31, 2012, Through January 31, 2022
	One Year	Five Years	Ten Years
Dividend Appreciation Index Fund ETF Shares Market Price	20.76%	106.27%	255.50%
Dividend Appreciation Index Fund ETF Shares Net Asset Value	20.71	106.29	255.88
Spliced S&P U.S. Dividend Growers Index	20.77	106.98	258.24
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.
5

Dividend Appreciation Index Fund
Fund Allocation
As of January 31, 2022
Communication Services	2.4%
Consumer Discretionary	11.3
Consumer Staples	14.1
Financials	14.6
Health Care	14.4
Industrials	14.9
Information Technology	19.9
Materials	5.2
Utilities	3.2
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Dividend Appreciation Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.6%)
Communication Services (2.4%)
Comcast Corp. Class A	29,962,286	1,497,815
Activision Blizzard Inc.	5,112,472	403,936
John Wiley & Sons Inc. Class A	285,792	14,504
		1,916,255
Consumer Discretionary (11.3%)
Home Depot Inc.	6,943,519	2,548,133
McDonald's Corp.	4,913,373	1,274,775
NIKE Inc. Class B	8,295,804	1,228,360
Lowe's Cos. Inc.	4,566,965	1,083,969
Starbucks Corp.	7,739,368	760,935
Target Corp.	3,209,572	707,486
Tractor Supply Co.	749,527	163,629
Best Buy Co. Inc.	1,456,647	144,616
VF Corp.	2,136,177	139,300
Pool Corp.	263,305	125,399
Genuine Parts Co.	935,837	124,681
Whirlpool Corp.	398,630	83,788
Hasbro Inc.	851,885	78,782
Williams-Sonoma Inc.	488,456	78,417
Service Corp. International	1,104,392	68,163
Lithia Motors Inc. Class A	195,070	56,986
Gentex Corp.	1,567,737	49,227
Churchill Downs Inc.	232,006	48,791
Polaris Inc.	373,314	42,031
Thor Industries Inc.	364,656	34,493
Monro Inc.	218,543	10,868
Dillard's Inc. Class A	28,478	7,225
		8,860,054
Consumer Staples (14.1%)
Procter & Gamble Co.	16,031,045	2,572,181
PepsiCo Inc.	9,111,216	1,580,978
Coca-Cola Co.	25,505,397	1,556,084
Costco Wholesale Corp.	2,897,223	1,463,474
Walmart Inc.	9,356,064	1,308,071
Colgate-Palmolive Co.	5,602,722	461,945
Kimberly-Clark Corp.	2,228,512	306,755
Archer-Daniels-Midland Co.	3,667,602	275,070
Sysco Corp.	3,365,730	263,032
Hershey Co.	962,542	189,688
Church & Dwight Co. Inc.	1,628,798	167,196
McCormick & Co. Inc.	1,638,571	164,365
Kroger Co.	3,529,150	153,836
Clorox Co.	809,706	135,917
	Shares	Market Value• ($000)
J M Smucker Co.	742,432	104,371
Hormel Foods Corp.	1,857,017	88,153
Brown-Forman Corp. Class B	1,202,703	81,098
Casey's General Stores Inc.	243,640	45,758
Ingredion Inc.	437,613	41,442
Lancaster Colony Corp.	129,969	20,635
WD-40 Co.	90,330	20,077
Nu Skin Enterprises Inc. Class A	327,197	15,768
J & J Snack Foods Corp.	97,198	14,744
Andersons Inc.	200,719	7,647
Tootsie Roll Industries Inc.	114,217	3,878
		11,042,163
Financials (14.5%)
JPMorgan Chase & Co.	17,354,840	2,578,929
BlackRock Inc.	938,748	772,533
S&P Global Inc.	1,584,694	657,997
PNC Financial Services Group Inc.	2,778,162	572,274
Chubb Ltd.	2,840,758	560,425
Truist Financial Corp.	8,791,163	552,261
CME Group Inc.	2,364,214	542,587
Marsh & McLennan Cos. Inc.	3,315,140	509,338
Moody's Corp.	1,068,024	366,332
Bank of New York Mellon Corp.	5,049,973	299,261
Travelers Cos. Inc.	1,625,606	270,143
Aflac Inc.	4,081,598	256,406
Allstate Corp.	1,894,024	228,552
State Street Corp.	2,412,977	228,026
T Rowe Price Group Inc.	1,468,864	226,837
Ameriprise Financial Inc.	744,051	226,422
Discover Financial Services	1,927,392	223,096
Arthur J Gallagher & Co.	1,354,395	213,913
Fifth Third Bancorp	4,504,862	201,052
Raymond James Financial Inc.	1,211,812	128,295
Cincinnati Financial Corp.	984,393	115,991
FactSet Research Systems Inc.	247,764	104,529
Brown & Brown Inc.	1,553,742	102,982
MarketAxess Holdings Inc.	250,130	86,165
Cboe Global Markets Inc.	707,692	83,883
7

Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
Lincoln National Corp.	1,126,480	78,831
W R Berkley Corp.	922,908	77,986
Webster Financial Corp.	1,180,627	67,071
Globe Life Inc.	619,229	63,347
Assurant Inc.	383,387	58,470
American Financial Group Inc.	436,665	56,889
Cullen/Frost Bankers Inc.	370,537	52,249
Reinsurance Group of America Inc.	443,838	50,966
Commerce Bancshares Inc.	730,919	50,368
RenaissanceRe Holdings Ltd.	302,739	47,582
Morningstar Inc.	155,535	44,702
Prosperity Bancshares Inc.	602,073	44,102
SEI Investments Co.	701,276	41,102
Primerica Inc.	260,005	40,129
First Financial Bankshares Inc.	842,484	39,588
Bank OZK	796,405	37,312
Hanover Insurance Group Inc.	239,565	33,050
Evercore Inc. Class A	247,747	30,924
Erie Indemnity Co. Class A	164,585	30,300
Axis Capital Holdings Ltd.	508,988	29,002
UMB Financial Corp.	283,648	27,925
RLI Corp.	260,561	27,302
Independent Bank Corp. (XNGS)	312,817	26,386
Community Bank System Inc.	354,262	25,301
American Equity Investment Life Holding Co.	581,280	23,914
Home BancShares Inc.	990,285	23,331
BOK Financial Corp.	201,426	20,656
Atlantic Union Bankshares Corp.	494,392	20,132
International Bancshares Corp.	349,633	14,695
Cohen & Steers Inc.	162,802	13,599
Horace Mann Educators Corp.	274,884	10,448
Westamerica BanCorp.	177,452	10,306
Stock Yards Bancorp Inc.	159,416	9,498
BancFirst Corp.	124,979	9,367
Southside Bancshares Inc.	216,888	9,088
Lakeland Bancorp Inc.	407,435	7,713
Tompkins Financial Corp.	78,584	6,252
1st Source Corp.	115,355	5,754
Horizon Bancorp Inc.	252,979	5,396
Community Trust Bancorp Inc.	100,282	4,431
Bank of Marin Bancorp	104,026	3,879
First Financial Corp.	74,950	3,365
		11,390,937
Health Care (14.3%)
Johnson & Johnson	17,345,244	2,988,412
UnitedHealth Group Inc.	6,219,422	2,939,112
Abbott Laboratories	11,638,434	1,483,435
Bristol-Myers Squibb Co.	14,726,849	955,625
Medtronic plc	8,839,455	914,795
Stryker Corp.	2,206,269	547,265
	Shares	Market Value• ($000)
Becton Dickinson and Co.	1,886,261	479,374
McKesson Corp.	1,014,511	260,445
West Pharmaceutical Services Inc.	485,935	191,079
STERIS plc	657,686	147,585
AmerisourceBergen Corp. Class A	982,219	133,778
Cardinal Health Inc.	1,853,984	95,610
Chemed Corp.	100,615	47,180
Perrigo Co. plc	903,562	34,399
Ensign Group Inc.	343,401	25,903
National HealthCare Corp.	88,009	5,756
Atrion Corp.	9,351	5,661
Utah Medical Products Inc.	22,653	2,131
		11,257,545
Industrials (14.9%)
Union Pacific Corp.	4,254,855	1,040,525
United Parcel Service Inc. Class B	4,768,938	964,327
Honeywell International Inc.	4,569,160	934,302
Caterpillar Inc.	3,545,923	714,716
Lockheed Martin Corp.	1,613,104	627,707
3M Co.	3,777,503	627,141
CSX Corp.	14,636,581	500,864
Illinois Tool Works Inc.	1,878,910	439,515
Eaton Corp. plc	2,626,943	416,187
Waste Management Inc.	2,528,070	380,323
Northrop Grumman Corp.	980,526	362,697
Emerson Electric Co.	3,918,438	360,300
General Dynamics Corp.	1,528,000	324,089
Roper Technologies Inc.	693,358	303,108
L3Harris Technologies Inc.	1,319,335	276,124
Cintas Corp.	575,716	225,410
Rockwell Automation Inc.	763,300	220,762
Fastenal Co.	3,784,154	214,486
Cummins Inc.	940,473	207,732
Stanley Black & Decker Inc.	1,067,368	186,416
Republic Services Inc. Class A	1,375,130	175,549
Dover Corp.	949,826	161,385
WW Grainger Inc.	291,716	144,431
Expeditors International of Washington Inc.	1,113,771	127,504
IDEX Corp.	499,121	107,531
JB Hunt Transport Services Inc.	552,905	106,456
CH Robinson Worldwide Inc.	869,512	90,994
Robert Half International Inc.	738,050	83,592
Nordson Corp.	355,467	82,660
Graco Inc.	1,111,091	80,621
Carlisle Cos. Inc.	345,300	77,154
Snap-on Inc.	353,263	73,567
Allegion plc	597,536	73,336
Regal Rexnord Corp.	446,091	70,696
Pentair plc	1,090,208	69,446
Toro Co.	698,125	67,425
A O Smith Corp.	877,593	67,066
Hubbell Inc. Class B	356,903	66,844
Lennox International Inc.	224,299	63,616

8

Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
HEICO Corp. Class A	483,266	53,014
ITT Inc.	561,317	51,596
Lincoln Electric Holdings Inc.	387,557	49,545
Donaldson Co. Inc.	812,307	45,213
ManpowerGroup Inc.	374,114	39,233
HEICO Corp.	282,268	38,499
MSA Safety Inc.	238,647	32,790
Insperity Inc.	236,020	25,379
Applied Industrial Technologies Inc.	252,669	24,756
GATX Corp.	231,941	24,226
Hillenbrand Inc.	480,230	22,321
Franklin Electric Co. Inc.	255,505	22,178
ABM Industries Inc.	442,120	18,432
Brady Corp. Class A	320,923	16,662
Trinity Industries Inc.	552,411	15,871
McGrath RentCorp.	158,232	12,059
Tennant Co.	121,804	9,400
Lindsay Corp.	72,043	9,095
Healthcare Services Group Inc.	489,965	8,912
Standex International Corp.	79,657	7,914
Matthews International Corp. Class A	211,380	7,424
Gorman-Rupp Co.	147,918	5,933
Douglas Dynamics Inc.	153,321	5,601
VSE Corp.	60,084	3,099
Rollins Inc.	616	19
		11,665,775
Information Technology (19.8%)
Microsoft Corp.	11,906,451	3,702,668
Visa Inc. Class A	10,584,975	2,394,004
Broadcom Inc.	2,683,473	1,572,193
Accenture plc Class A	4,151,321	1,467,824
QUALCOMM Inc.	7,335,646	1,289,313
Texas Instruments Inc.	6,061,340	1,087,950
Oracle Corp.	10,850,864	880,656
Analog Devices Inc.	3,540,933	580,607
Automatic Data Processing Inc.	2,778,491	572,842
KLA Corp.	1,000,007	389,273
TE Connectivity Ltd.	2,145,276	306,796
HP Inc.	8,313,372	305,350
Microchip Technology Inc.	3,529,287	273,449
Paychex Inc.	2,104,654	247,844
Corning Inc.	5,027,052	211,337
Broadridge Financial Solutions Inc.	765,854	121,939
Jack Henry & Associates Inc.	489,089	82,074
Littelfuse Inc.	160,748	43,397
Badger Meter Inc.	190,907	19,314
Cass Information Systems Inc.	80,564	3,278
		15,552,108
Materials (5.1%)
Linde plc	3,385,623	1,078,930
Sherwin-Williams Co.	1,608,586	460,876
Air Products and Chemicals Inc.	1,454,788	410,425
Ecolab Inc.	1,638,455	310,405
PPG Industries Inc.	1,557,090	243,218
International Flavors & Fragrances Inc.	1,674,449	220,893
Nucor Corp.	1,903,729	193,038
	Shares	Market Value• ($000)
Albemarle Corp.	760,809	167,941
Celanese Corp. Class A	733,800	114,260
Avery Dennison Corp.	547,557	112,479
Eastman Chemical Co.	882,213	104,922
Packaging Corp. of America	625,411	94,206
RPM International Inc.	850,909	75,399
Reliance Steel & Aluminum Co.	412,653	63,086
AptarGroup Inc.	430,317	50,476
Royal Gold Inc.	431,927	43,862
Scotts Miracle-Gro Co.	268,449	40,590
Sonoco Products Co.	645,085	36,538
Ashland Global Holdings Inc.	371,668	35,695
Balchem Corp.	212,512	31,227
Silgan Holdings Inc.	554,551	24,833
HB Fuller Co.	342,430	24,576
Sensient Technologies Corp.	276,002	23,388
Westlake Chemical Corp.	218,398	21,545
Quaker Chemical Corp.	87,843	18,374
Stepan Co.	139,269	15,342
Worthington Industries Inc.	223,359	12,102
Hawkins Inc.	124,364	4,641
		4,033,267
Utilities (3.2%)
NextEra Energy Inc.	12,905,375	1,008,168
Xcel Energy Inc.	3,465,014	241,373
Eversource Energy	2,259,344	202,189
WEC Energy Group Inc.	2,073,784	201,240
American Water Works Co. Inc.	1,192,000	191,674
CMS Energy Corp.	1,889,106	121,621
Alliant Energy Corp.	1,643,296	98,368
Atmos Energy Corp.	856,665	91,852
Essential Utilities Inc.	1,513,136	73,750
UGI Corp.	1,373,907	62,307
MDU Resources Group Inc.	1,335,565	39,225
ONE Gas Inc.	351,057	27,344
New Jersey Resources Corp.	631,324	25,385
American States Water Co.	243,372	22,446
California Water Service Group	341,555	21,207
MGE Energy Inc.	239,248	18,525
Chesapeake Utilities Corp.	117,336	15,982
SJW Group	178,817	12,313
Middlesex Water Co.	116,060	11,750
York Water Co.	88,725	4,030
		2,490,749
Total Common Stocks (Cost $54,075,506)		78,208,853

9

Dividend Appreciation Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[1]	Vanguard Market Liquidity Fund, 0.120% (Cost $201,686)	2,017,064	201,686
Total Investments (99.9%) (Cost $54,277,192)			78,410,539
Other Assets and Liabilities—Net (0.1%)			81,282
Net Assets (100%)			78,491,821
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2022	638	143,686	(5,549)

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Kroger Co.	1/31/23	GSI	43,590	(0.001)	—	—
Visa Inc. Class A	8/31/22	BANA	100,646	0.030	2	—
					2	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At January 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $5,134,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Dividend Appreciation Index Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $54,075,506)	78,208,853
Affiliated Issuers (Cost $201,686)	201,686
Total Investments in Securities	78,410,539
Investment in Vanguard	2,677
Cash	2,900
Cash Collateral Pledged—Futures Contracts	6,900
Cash Collateral Pledged—Over-the-Counter Swap Contracts	5,128
Receivables for Investment Securities Sold	50,039
Receivables for Accrued Income	66,815
Receivables for Capital Shares Issued	9,572
Variation Margin Receivable—Futures Contracts	2,584
Unrealized Appreciation—Over-the-Counter Swap Contracts	2
Total Assets	78,557,156
Liabilities
Payables for Investment Securities Purchased	47,821
Payables for Capital Shares Redeemed	15,349
Payables to Vanguard	2,165
Total Liabilities	65,335
Net Assets	78,491,821
At January 31, 2022, net assets consisted of:

Paid-in Capital	56,300,088
Total Distributable Earnings (Loss)	22,191,733
Net Assets	78,491,821

ETF Shares—Net Assets
Applicable to 403,145,628 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	65,588,726
Net Asset Value Per Share—ETF Shares	$162.69

Admiral Shares—Net Assets
Applicable to 292,248,299 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,903,095
Net Asset Value Per Share—Admiral Shares	$44.15

See accompanying Notes, which are an integral part of the Financial Statements.
11

Dividend Appreciation Index Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends	1,329,097
Interest[1]	154
Securities Lending—Net	714
Total Income	1,329,965
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,331
Management and Administrative—ETF Shares	31,195
Management and Administrative—Admiral Shares	8,679
Marketing and Distribution—ETF Shares	1,777
Marketing and Distribution—Admiral Shares	523
Custodian Fees	303
Auditing Fees	35
Shareholders’ Reports—ETF Shares	1,680
Shareholders’ Reports—Admiral Shares	222
Trustees’ Fees and Expenses	35
Total Expenses	46,780
Net Investment Income	1,283,185
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	7,663,586
Futures Contracts	18,164
Swap Contracts	14,540
Realized Net Gain (Loss)	7,696,290
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	3,900,992
Futures Contracts	(4,702)
Swap Contracts	10,545
Change in Unrealized Appreciation (Depreciation)	3,906,835
Net Increase (Decrease) in Net Assets Resulting from Operations	12,886,310
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $149,000, $17,000, $3,000, and ($38,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $7,693,027,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Dividend Appreciation Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,283,185	1,011,553
Realized Net Gain (Loss)	7,696,290	53,156
Change in Unrealized Appreciation (Depreciation)	3,906,835	5,424,824
Net Increase (Decrease) in Net Assets Resulting from Operations	12,886,310	6,489,533
Distributions
ETF Shares	(1,043,492)	(843,074)
Admiral Shares	(206,613)	(175,014)
Total Distributions	(1,250,105)	(1,018,088)
Capital Share Transactions
ETF Shares	4,113,142	4,985,503
Admiral Shares	215,802	(101,929)
Net Increase (Decrease) from Capital Share Transactions	4,328,944	4,883,574
Total Increase (Decrease)	15,965,149	10,355,019
Net Assets
Beginning of Period	62,526,672	52,171,653
End of Period	78,491,821	62,526,672

See accompanying Notes, which are an integral part of the Financial Statements.
13

Dividend Appreciation Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$137.11	$125.38	$104.09	$107.10	$86.66
Investment Operations
Net Investment Income[1]	2.736	2.299	2.214	2.084	1.951
Net Realized and Unrealized Gain (Loss) on Investments	25.504	11.728	21.210	(3.056)	20.408
Total from Investment Operations	28.240	14.027	23.424	(.972)	22.359
Distributions
Dividends from Net Investment Income	(2.660)	(2.297)	(2.134)	(2.038)	(1.919)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.660)	(2.297)	(2.134)	(2.038)	(1.919)
Net Asset Value, End of Period	$162.69	$137.11	$125.38	$104.09	$107.10
Total Return	20.71%	11.44%	22.68%	-0.87%	26.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$65,589	$51,842	$42,217	$30,969	$28,717
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.74%	1.84%	1.90%	2.01%	2.06%
Portfolio Turnover Rate[2]	26%	25%	14%	16%	14%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Dividend Appreciation Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$37.21	$34.03	$28.25	$29.07	$23.52
Investment Operations
Net Investment Income[1]	.734	.617	.594	.560	.528
Net Realized and Unrealized Gain (Loss) on Investments	6.920	3.179	5.757	(.830)	5.542
Total from Investment Operations	7.654	3.796	6.351	(.270)	6.070
Distributions
Dividends from Net Investment Income	(.714)	(.616)	(.571)	(.550)	(.520)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.714)	(.616)	(.571)	(.550)	(.520)
Net Asset Value, End of Period	$44.15	$37.21	$34.03	$28.25	$29.07
Total Return[2]	20.67%	11.44%	22.65%	-0.89%	26.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,903	$10,685	$9,955	$6,755	$6,014
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.72%	1.82%	1.87%	1.99%	2.06%
Portfolio Turnover Rate[3]	26%	25%	14%	16%	14%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Dividend Appreciation Index Fund
Notes to Financial Statements
Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca, Inc.; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
16

Dividend Appreciation Index Fund
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
17

Dividend Appreciation Index Fund
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
18

Dividend Appreciation Index Fund
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $2,677,000, representing less than 0.01% of the fund’s net assets and 1.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
19

Dividend Appreciation Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	78,208,853	—	—	78,208,853
Temporary Cash Investments	201,686	—	—	201,686
Total	78,410,539	—	—	78,410,539
Derivative Financial Instruments
Assets
Swap Contracts	—	2	—	2
Liabilities
Futures Contracts[1]	5,549	—	—	5,549
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	7,693,006
Total Distributable Earnings (Loss)	(7,693,006)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	127,674
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,047,712)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	24,111,771
20

Dividend Appreciation Index Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,250,105	1,018,088
Long-Term Capital Gains	—	—
Total	1,250,105	1,018,088
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	54,298,769
Gross Unrealized Appreciation	24,874,433
Gross Unrealized Depreciation	(762,662)
Net Unrealized Appreciation (Depreciation)	24,111,771
E.	During the year ended January 31, 2022, the fund purchased $41,229,413,000 of investment securities and sold $36,904,731,000 of investment securities, other than temporary cash investments. Purchases and sales include $21,157,493,000 and $18,270,368,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $1,033,657,000 and sales were $1,441,220,000, resulting in net realized gain of $10,125,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	22,417,718	148,569	8,074,533	67,477
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(18,304,576)	(123,525)	(3,089,030)	(26,075)
Net Increase (Decrease)—ETF Shares	4,113,142	25,044	4,985,503	41,402
21

Dividend Appreciation Index Fund
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,970,820	46,680	2,460,287	73,984
Issued in Lieu of Cash Distributions	176,877	4,201	150,122	4,627
Redeemed	(1,931,895)	(45,799)	(2,712,338)	(84,013)
Net Increase (Decrease)—Admiral Shares	215,802	5,082	(101,929)	(5,402)
G.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Appreciation Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Dividend Appreciation Index Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Special 2021 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For corporate shareholders, 96.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The fund distributed $1,250,104,000 of qualified dividend income to shareholders during the fiscal year.
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The “S&P U.S. Dividend Growers Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Dividend Appreciation Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Dividend Appreciation Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Dividend Appreciation Index Fund particularly or the ability of the S&P U.S. Dividend Growers Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P U.S. Dividend Growers Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P U.S. Dividend Growers Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Dividend Appreciation Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Dividend Appreciation Index Fund into consideration in determining, composing or calculating the S&P U.S. Dividend Growers Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Dividend Appreciation Index Fund or the timing of the issuance or sale of Vanguard Dividend Appreciation Index Fund or in the determination or calculation of the equation by which Vanguard Dividend Appreciation Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Dividend Appreciation Index Fund. There is no assurance that investment products based on the S&P U.S. Dividend Growers Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P U.S. DIVIDEND GROWERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD DIVIDEND APPRECIATION INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF 40 SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City
(business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964
Vanguard Marketing Corporation, Distributor.
Q6020 032022

Annual Report  |  January 31, 2022
Vanguard Global ESG Select Stock Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Global ESG Select Stock Fund returned 20.86% for Investor Shares and 20.99% for Admiral Shares for the 12 months ended January 31, 2022. It outperformed its benchmark, the FTSE All-World Index, which returned 13.55%.
•	The global economy continued to heal over the period. Vaccination rates rose, economies reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged, and many central banks adopted less accommodative monetary stances. Stocks finished the period up significantly, with the United States and Europe outpacing Asia-Pacific and emerging markets.
•	The fund had positive absolute returns in all 10 industry sectors it invests in. The advisor’s selection in consumer discretionary contributed most to the fund’s outperformance of its benchmark. Materials and utilities slightly detracted.
•	On a regional basis, relative returns were lifted most by Pacific region holdings, especially those of Japan. U.S. firms, which account for nearly half the fund by weight, also helped.
•	From its June 5, 2019, inception through January 31, 2022, the fund returned annualized averages of 19.90% for Investor Shares and 20.02% for Admiral Shares, outperforming its benchmark’s average return of 16.44% over the same period.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
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Advisor’s Report
For the year ended January 31, 2022, Vanguard Global ESG Select Stock Fund returned 20.86% for Investor Shares and 20.99% for Admiral Shares, outperforming the 13.55% return of its benchmark, the FTSE All-World Index.
The investment environment
For the 12 months, global equities rose 13.23%, as measured by the MSCI All Country World Index. Early in 2021, global equities advanced amid the accelerating rollout of vaccines and support from governments and central banks. In the second quarter, global equities continued to rise as COVID-19 cases declined temporarily, followed by the spread of the Delta variant and the disruption of plans to lift lockdowns.
In the third quarter, global equities fell for the first time in six quarters. Markets contended with pandemic uncertainty and the prospect of reduced quantitative easing and of policy tightening. In Asia, factories were shuttered and traffic snarled at several ports, exacerbating supply-chain disruptions. Mounting inflation forced many emerging-market countries to raise interest rates. China’s regulatory crackdown on private education businesses pummeled the shares of Chinese technology stocks.
Toward the end of 2021, volatility spiked as the Omicron variant proliferated. In response to inflation pressures, many central banks in developed markets began unwinding their stimulus measures. The Bank of England was the first major one to raise its policy rate, while the
U.S. Federal Reserve announced it would end its asset purchase program in March and projected three rate increases in 2022.
After a strong finish to 2021, global equities declined in January. Volatility spiked sharply, triggered by global geopolitical tensions, persistently high inflation, and the prospect of more aggressive tightening of monetary policy.
Our successes and shortfalls
The fund’s outperformance of the benchmark was driven primarily by strong stock selection in the consumer discretionary, information technology, and financial sectors, while selection in materials detracted. Sector allocation, a result of our bottom-up stock selection, had no meaningful impact on relative performance.
ING Groep and DBS Group were among the fund’s top relative contributors for the period. ING Groep is a Netherlands-based multinational banking and financial services corporation. Its share price rose as management released third-quarter 2021 earnings results ahead of expectations and announced plans to return excess cash to shareholders after lowering reserves for doubtful loans.
Over the last few years, digitization and integration advancements have continued to drive margin expansion and return on capital. ING, as one of the most advanced digital banks, has made data protection a top priority, with more resources focused on data ethics, security, regulation, and training hours. ING also measures

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customer satisfaction levels in each of its markets. These measures are integral to executive compensation, and the company’s goal is to be number one for customer satisfaction in each of its retail banking markets.
ING plans to slightly reduce its strong capital ratios to help improve long-term return on equity. It is one of its sector’s early leaders working with the Science Based Targets initiative on how financial companies measure their carbon footprint.
The share price of DBS Group, a Southeast Asian bank that serves as a regional trade hub, rose on broad-based loan growth recovery, stronger business activity, and a more favorable rates outlook. DBS has a strong competitive advantage, with a presence in 18 local markets, reinforced by high liquidity, dominant share, and scale. Its ability to deliver a strong return on equity is enhanced by its differentiated strategy for technology and client satisfaction.
DBS has been early to engage and invest heavily in digitalizing the business to help its clients “live more” and “bank less.” This investment has helped DBS to be adaptable, driving efficiency and cultural change. We continue to hold the position because of the company’s forward-looking digital strategy.
Vestas Wind Systems, a global wind turbine manufacturer, was the biggest absolute and relative detractor for the 12 months. Its share price fell during the period; the company reported disappointing third-quarter results and worse-than-expected short-term guidance amid raw material and energy price inflation and supply-chain challenges. Shares fell further after Vestas’ capital markets day, when management withheld 2022 guidance and suggested that the cost inflation and supply-chain challenges would persist into 2022.
Vestas has a strong financial track record. The company provides efficient customer solutions, including turbine service contracts that strengthen the recurring nature of revenues. Vestas’ business model should benefit from the continued shift in energy demand to renewables. Since 2009, Vesta has been a signatory to the U.N. Global Compact, which has influenced its labor policies and development of greener energy technologies.
The fund’s positioning and investment strategy
Our investment philosophy is grounded in the idea that sustainable financial strength plus superior stewardship is a powerful combination, often overlooked as a source of competitive advantage and a driver of alpha. We believe the best way to balance return and responsibility is to extend the investment time horizon, because these considerations converge over the long term. Thus the portfolio reflects our conviction that:
•	Companies with high returns on capital and strong stewardship are advantaged in outperforming peers and the market.
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•	Patience and portfolio construction are two core disciplines that allow us to focus and develop differentiated insights that ultimately drive shareholder returns over the long term.
•	Active ownership through engagement and proxy voting are fiduciary responsibilities that can positively influence company behavior and reinforce the tenets that we believe lead to sustained outperformance.
Rather than focusing exclusively on environmental, social, and governance (ESG) factors, our approach takes a more holistic view of corporate responsibility. We call this stewardship. We do not rely on third-party ESG research or prescribed ESG screening methodologies. Rather, the portfolio is constructed by selecting stocks based on their individual merits and by applying our own quantitative and qualitative judgment to ensure that each company meets our high standards for stewardship.
Our investment universe is focused on the largest and most liquid global equities, which initially biases our security selection to companies that have been around the longest, with higher-than-average returns on equity and more sophisticated approaches to stewardship, consistent with our investment framework.
We collaborate with Wellington’s global industry analysts to identify the best long-term investment ideas from this universe that match our philosophy and process. Then we work with Wellington’s ESG research team to identify the stewardship leaders within industries and regions, considering those ESG issues that are most material to financial outcomes.
Given our team’s desire to balance strong fundamentals and ESG leadership, we avoid companies that are deemed deficient or declining, and we are not interested in betting on turnarounds. Rather, our approach is to seek to invest in what we believe to be the “best of the best.” We conduct detailed fundamental analysis on each company, evaluating the sustainability of financial returns, the history of capital allocation, ESG priorities, aptitude, and attitude toward engagement, and a company’s desire to pursue best-in-class stewardship. A critical element of the research process involves understanding how companies balance the interests of all stakeholders, prioritize ESG risks and opportunities, and integrate material ESG factors into strategy and long-term planning.
Ultimately, we typically invest in about 35 to 45 stocks across regions and sectors that meet our fundamental and stewardship criteria. Valuation does not drive investment decisions but rather is used as an input for position sizing. The portfolio is constructed to reduce country, sector, and style biases so that stock-specific factors are the main drivers of risk and return.
Therefore, we have broad representation across sectors, and certain pockets of the portfolio (such as banks or industrials) should benefit if inflation rises. Given our focus on stock valuation when sizing our
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position, the companies that have suffered more from the low-inflation environment tend to be bigger positions in the portfolio today and should be at an advantage in a higher interest rate environment. Furthermore, our quality bias provides resilience to inflation risk. Focusing on companies that prioritize stewardship further widens their competitive advantages and brand/customer loyalty, putting them in an enviable position to pass through potential inflationary cost pressure.
We believe it is our fiduciary duty to actively engage with companies in the portfolio, on behalf of fund holders. We aim to support or influence decisions that can maximize long-term stakeholder and shareholder value, which are intertwined and self-reinforcing.
Taking advantage of Wellington’s corporate access and relationships, we engage directly with company managements and boards to identify and understand ESG risks and opportunities. We challenge insular thinking. We help prioritize governance factors that matter to longstanding owners. We offer guidance on environmental and social issues for which companies may lack broader perspective. Lastly, engagement enables us to hold boards and managements accountable for their actions.
We hope to invest in companies that prioritize the long-term health of the enterprise and prioritize sustained returns on capital rather than capitulating to short-term performance pressures and seeking growth at all costs. We are particularly attracted to situations where we believe that financial returns may be higher or last longer than the market anticipates. To support these aspirations, our aim is to meet at least annually with managements and a board director for every security we own, focusing on the ESG considerations that we believe are most material to creating long-term value.
Mark D. Mandel, CFA,
Senior Managing Director,
Equity Portfolio Manager
Yolanda C. Courtines, CFA,
Senior Managing Director,
Equity Portfolio Manager
Wellington Management Company llp
February 14, 2022
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About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Global ESG Select Stock Fund
Investor Shares	$1,000.00	$1,035.30	$2.87
Admiral™ Shares	1,000.00	1,035.90	2.36
Based on Hypothetical 5% Yearly Return
Global ESG Select Stock Fund
Investor Shares	$1,000.00	$1,022.38	$2.85
Admiral Shares	1,000.00	1,022.89	2.35
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.56% for Investor Shares and 0.46% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
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Global ESG Select Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 5, 2019, Through January 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Since Inception (6/5/2019)	Final Value of a $10,000 Investment
Global ESG Select Stock Fund Investor Shares	20.86%	19.90%	$16,198
FTSE All-World Index	13.55	16.44	14,986
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (6/5/2019)	Final Value of a $50,000 Investment
Global ESG Select Stock Fund Admiral Shares	20.99%	20.02%	$81,200
FTSE All-World Index	13.55	16.44	74,932
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
8

Global ESG Select Stock Fund
Fund Allocation
As of January 31, 2022

United States	46.2%
United Kingdom	8.5
Netherlands	5.8
France	5.3
Canada	5.2
Japan	5.0
Spain	4.9
Singapore	3.9
Brazil	3.7
Switzerland	2.9
Hong Kong	2.8
Taiwan	2.7
Sweden	1.6
Denmark	1.5
The table reflects the fund's investments, except for short-term investments.
9

Global ESG Select Stock Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.9%)
Brazil (3.6%)
	B3 SA - Brasil Bolsa Balcao	10,203,156	28,092
Canada (5.1%)
	Bank of Nova Scotia	322,318	23,216
	BCE Inc.	315,329	16,472
			39,688
Denmark (1.5%)
	Vestas Wind Systems A/S	422,242	11,426
France (5.2%)
	Cie Generale des Etablissements Michelin SCA	156,212	26,138
	Schneider Electric SE	82,654	14,001
			40,139
Hong Kong (2.7%)
	AIA Group Ltd.	2,008,600	20,969
Japan (4.9%)
	Mitsubishi UFJ Financial Group Inc.	3,956,600	23,982
	Recruit Holdings Co. Ltd.	279,000	13,791
			37,773
Netherlands (5.7%)
	ING Groep NV	1,714,260	25,352
	Wolters Kluwer NV	95,785	9,749
	Koninklijke DSM NV	47,243	8,856
			43,957
Singapore (3.8%)
	DBS Group Holdings Ltd.	1,136,587	29,855
Spain (4.7%)
	Industria de Diseno Textil SA	664,011	20,139
	Iberdrola SA (XMAD)	1,428,564	16,379
*	Iberdrola SA	22,722	259
			36,777
Sweden (1.5%)
	Atlas Copco AB Class A	202,128	11,963
	Shares	Market Value• ($000)
Switzerland (2.8%)
Novartis AG (Registered)	250,787	21,791
Taiwan (2.7%)
Taiwan Semiconductor Manufacturing Co. Ltd.	899,000	20,787
United Kingdom (8.4%)
Compass Group plc	1,194,702	27,153
National Grid plc	1,383,819	20,249
Diageo plc	345,554	17,437
		64,839
United States (45.3%)
Microsoft Corp.	133,341	41,466
Merck & Co. Inc.	353,841	28,831
Visa Inc. Class A	115,018	26,014
Cisco Systems Inc.	425,434	23,684
Colgate-Palmolive Co.	284,293	23,440
Northern Trust Corp.	196,063	22,869
Home Depot Inc.	58,117	21,328
Progressive Corp.	192,123	20,876
Deere & Co.	54,339	20,453
Texas Instruments Inc.	112,764	20,240
Starbucks Corp.	191,653	18,843
Baxter International Inc.	191,896	16,395
Accenture plc Class A	44,269	15,653
Prologis Inc.	95,299	14,945
Ecolab Inc.	68,103	12,902
Automatic Data Processing Inc.	62,424	12,870
Trane Technologies plc	58,198	10,074
		350,883
Total Common Stocks (Cost $652,852)		758,939
10

Global ESG Select Stock Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (2.5%)
Money Market Fund (2.5%)
[1] Vanguard Market Liquidity Fund, 0.120% (Cost $19,373)	193,748	19,373
Total Investments (100.4%) (Cost $672,225)		778,312
Other Assets and Liabilities—Net (-0.4%)		(3,139)
Net Assets (100%)		775,173
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Global ESG Select Stock Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $652,852)	758,939
Affiliated Issuers (Cost $19,373)	19,373
Total Investments in Securities	778,312
Investment in Vanguard	24
Foreign Currency, at Value (Cost $1)	1
Receivables for Investment Securities Sold	259
Receivables for Accrued Income	833
Receivables for Capital Shares Issued	2,700
Total Assets	782,129
Liabilities
Payables for Investment Securities Purchased	4,568
Payables for Capital Shares Redeemed	1,871
Payables to Investment Advisor	434
Payables to Vanguard	83
Total Liabilities	6,956
Net Assets	775,173
At January 31, 2022, net assets consisted of:

Paid-in Capital	666,746
Total Distributable Earnings (Loss)	108,427
Net Assets	775,173

Investor Shares—Net Assets
Applicable to 5,466,316 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	169,265
Net Asset Value Per Share—Investor Shares	$30.97

Admiral Shares—Net Assets
Applicable to 15,645,624 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	605,908
Net Asset Value Per Share—Admiral Shares	$38.73
See accompanying Notes, which are an integral part of the Financial Statements.
12

Global ESG Select Stock Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends [1]	12,251
Non-Cash Dividends	597
Interest [2]	12
Total Income	12,860
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,331
Performance Adjustment	72
The Vanguard Group—Note C
Management and Administrative—Investor Shares	416
Management and Administrative—Admiral Shares	947
Marketing and Distribution—Investor Shares	15
Marketing and Distribution—Admiral Shares	24
Custodian Fees	30
Auditing Fees	34
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	—
Total Expenses	2,881
Net Investment Income	9,979
Realized Net Gain (Loss)
Investment Securities Sold[2]	9,794
Foreign Currencies	55
Realized Net Gain (Loss)	9,849
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	70,986
Foreign Currencies	(12)
Change in Unrealized Appreciation (Depreciation)	70,974
Net Increase (Decrease) in Net Assets Resulting from Operations	90,802
1	Dividends are net of foreign withholding taxes of $811,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $12,000, ($1,000), less than $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Global ESG Select Stock Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,979	2,818
Realized Net Gain (Loss)	9,849	2,670
Change in Unrealized Appreciation (Depreciation)	70,974	27,824
Net Increase (Decrease) in Net Assets Resulting from Operations	90,802	33,312
Distributions
Investor Shares	(4,101)	(677)
Admiral Shares	(14,372)	(2,116)
Total Distributions	(18,473)	(2,793)
Capital Share Transactions
Investor Shares	65,231	44,278
Admiral Shares	304,765	150,594
Net Increase (Decrease) from Capital Share Transactions	369,996	194,872
Total Increase (Decrease)	442,325	225,391
Net Assets
Beginning of Period	332,848	107,457
End of Period	775,173	332,848
See accompanying Notes, which are an integral part of the Financial Statements.
14

Global ESG Select Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,		May 21, 2019[1] to January 31, 2020
	2022	2021
Net Asset Value, Beginning of Period	$26.32	$22.34	$20.00
Investment Operations
Net Investment Income[2]	.487	.378	.258
Net Realized and Unrealized Gain (Loss) on Investments	5.004	3.866	2.257
Total from Investment Operations	5.491	4.244	2.515
Distributions
Dividends from Net Investment Income	(.386)	(.229)	(.167)
Distributions from Realized Capital Gains	(.455)	(.035)	(.008)
Total Distributions	(.841)	(.264)	(.175)
Net Asset Value, End of Period	$30.97	$26.32	$22.34
Total Return[3]	20.86%	19.06%	12.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$169	$86	$34
Ratio of Total Expenses to Average Net Assets	0.56% [4]	0.55% [4]	0.58% [5,6]
Ratio of Net Investment Income to Average Net Assets	1.61%	1.62%	1.81% [5]
Portfolio Turnover Rate	19%	21%	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.01% and 0.00%.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.55%.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Global ESG Select Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,		May 21, 2019[1] to January 31, 2020
	2022	2021
Net Asset Value, Beginning of Period	$32.91	$27.93	$25.00
Investment Operations
Net Investment Income[2]	.649	.504	.338
Net Realized and Unrealized Gain (Loss) on Investments	6.258	4.830	2.823
Total from Investment Operations	6.907	5.334	3.161
Distributions
Dividends from Net Investment Income	(.517)	(.310)	(.221)
Distributions from Realized Capital Gains	(.570)	(.044)	(.010)
Total Distributions	(1.087)	(.354)	(.231)
Net Asset Value, End of Period	$38.73	$32.91	$27.93
Total Return[3]	20.99%	19.17%	12.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$606	$247	$74
Ratio of Total Expenses to Average Net Assets	0.46% [4]	0.45% [4]	0.48% [5,6]
Ratio of Net Investment Income to Average Net Assets	1.71%	1.71%	1.89% [5]
Portfolio Turnover Rate	19%	21%	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.01% and 0.00%.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
See accompanying Notes, which are an integral part of the Financial Statements.
16

Global ESG Select Stock Fund
Notes to Financial Statements
Vanguard Global ESG Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
17

Global ESG Select Stock Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.    Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the FTSE All-World Index since July 31, 2019. For the year ended January 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net increase of $72,000 (0.01%) based on performance.
18

Global ESG Select Stock Fund
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $24,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	418,663	—	—	418,663
Common Stocks—Other	—	340,276	—	340,276
Temporary Cash Investments	19,373	—	—	19,373
Total	438,036	340,276	—	778,312
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,469
Total Distributable Earnings (Loss)	(1,469)
19

Global ESG Select Stock Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,186
Undistributed Long-Term Gains	605
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	104,636
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	15,894	2,644
Long-Term Capital Gains	2,579	149
Total	18,473	2,793
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	673,670
Gross Unrealized Appreciation	121,447
Gross Unrealized Depreciation	(16,805)
Net Unrealized Appreciation (Depreciation)	104,642
F.  During the year ended January 31, 2022, the fund purchased $466,467,000 of investment securities and sold $109,628,000 of investment securities, other than temporary cash investments.
20

Global ESG Select Stock Fund
G.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	125,865	4,203	71,159	2,932
Issued in Lieu of Cash Distributions	3,550	113	584	23
Redeemed	(64,184)	(2,117)	(27,465)	(1,188)
Net Increase (Decrease)—Investor Shares	65,231	2,199	44,278	1,767
Admiral Shares
Issued	414,883	11,050	196,240	6,502
Issued in Lieu of Cash Distributions	11,765	301	1,807	56
Redeemed	(121,883)	(3,207)	(47,453)	(1,704)
Net Increase (Decrease)—Admiral Shares	304,765	8,144	150,594	4,854
H.  Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global ESG Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global ESG Select Stock Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2022, the related statement of operations for the year ended January 31, 2022 and the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended January 31, 2022 and for the period May 21, 2019 (commencement of subscription period) through January 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the two years in the period ended January 31, 2022 and for the period May 21, 2019 (commencement of subscription period) through January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Special 2021 tax information (unaudited) for Vanguard Global ESG Select Stock Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For corporate shareholders, 22.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The fund distributed $10,713,000 of qualified dividend income to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $2,762,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
23

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Global ESG Select Stock Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2019; it also took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management seeks to invest in global mid- and large-capitalization companies with high financial productivity and leading environmental, social, and governance (ESG) practices. Wellington Management will conduct proprietary investment and ESG research to construct a highly selective stock portfolio, representing 40 to 50 stocks that will be owned for an extended time period. Additionally, the advisor will engage with company management and vote proxies. Wellington Management has advised the fund since its inception in 2019.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
24

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
25

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q5470 032022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)          Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2022: $224,000
Fiscal Year Ended January 31, 2021: $244,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2022: $11,244,694
Fiscal Year Ended January 31, 2021: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)          Audit-Related Fees.

Fiscal Year Ended January 31, 2022: $2,955,181
Fiscal Year Ended January 31, 2021: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)          Tax Fees.

Fiscal Year Ended January 31, 2022: $2,047,574
Fiscal Year Ended January 31, 2021: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)          All Other Fees.

Fiscal Year Ended January 31, 2022: $280,000
Fiscal Year Ended January 31, 2021: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)          (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)          Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2022: $2,327,574
Fiscal Year Ended January 31, 2021: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)          For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)     Code of Ethics filed herewith.

(a)(2)     Certifications filed herewith.

(b)           Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 25, 2022

VANGUARD SPECIALIZED FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: March 25, 2022

*By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.